                                                                    Exhibit 10.1

                                                                  Execution Copy

                            CIBC MELLON TRUST COMPANY

                                  as trustee of

                 AMERICREDIT CANADA AUTOMOBILE RECEIVABLES TRUST


                                       and


                           BNY Trust Company of Canada

                              as Indenture Trustee



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                                    INDENTURE

                               September 30, 2002

      ---------------------------------------------------------------------


                          OSLER, HOSKIN & HARCOURT LLP

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                                TABLE OF CONTENTS

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ARTICLE 1
    INTERPRETATION...........................................................................................  1
    Section 1.1..................................................................................Definitions.  1
    Section 1.2............................................................................Extended Meanings. 17
    Section 1.3.....................................................................................Headings. 17
    Section 1.4..........................................................References to Sections and Articles. 17
    Section 1.5......................................................................Proper Law of Indenture. 18
    Section 1.6.....................................................................Invalidity of Provisions. 18
    Section 1.7..................................................................Computation of Time Periods. 18
    Section 1.8.............................................................................Non-Business Days 18
    Section 1.9........................................................................Accounting Principles. 18
    Section 1.10....................................................................................Currency. 18
    Section 1.11..............................................................References to Trust and Trustee 19

ARTICLE 2
    THE NOTES...............................................................................................  19
    Section 2.1........................................................................................Notes. 19
    Section 2.2...................................................Requirements for Initial Creation of Notes. 19
    Section 2.3..............................................................Creation and Issuance in Series. 20
    Section 2.4........................................................Execution, Certification and Delivery. 21
    Section 2.5..............................................................................Temporary Notes. 22
    Section 2.6..........................................Registration, Registration of Transfer and Exchange. 23
    Section 2.7..................................................................Persons Entitled to Payment. 25
    Section 2.8...................................................Mutilated, Destroyed, Lost or Stolen Notes. 25
    Section 2.9..................................................................................Cancellation 26
    Section 2.10.........................................................................Protection of Notes. 26
    Section 2.11............................................................................Book-Entry Notes. 27
    Section 2.12...................................................................Notices To Clearing Agency 28
    Section 2.13.................................................Payment of Amounts Due on Maturity of Notes. 29
    Section 2.14......................................................Periodic Payments on Medium Term Notes. 29
    Section 2.15................................................................................Interest Act. 30

ARTICLE 3
    SECURITY................................................................................................. 31
    Section 3.1.................................................................Security for the Obligations. 31
    Section 3.2.....................................................................................Habendum. 33
    Section 3.3.............................................Security Valid Irrespective of Advance of Moneys. 33
    Section 3.4...................................................................Satisfaction and Discharge. 33

ARTICLE 4
    POSSESSION AND USE OF COLLATERAL; SERIES ACCOUNTS........................................................ 34
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                                   (continued)
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    Section 4.1......................................................................................General. 34
    Section 4.2..............................................................................Series Accounts. 34
    Section 4.3.........................................................................Location of Accounts. 34

ARTICLE 5
    COVENANTS OF THE TRUST................................................................................... 35
    Section 5.1...........................................................................Positive Covenants. 35
    Section 5.2...........................................................................Negative Covenants. 37
    Section 5.3......................................................Indenture Trustee May Perform Covenants. 39

ARTICLE 6
    REPRESENTATIONS AND WARRANTIES........................................................................... 39
    Section 6.1..................................................Representations and Warranties of the Trust. 39
    Section 6.2......................................Representations and Warranties of the Indenture Trustee. 40
    Section 6.3...................................................Survival of Representations and Warranties. 41

ARTICLE 7
    EVENTS OF DEFAULT........................................................................................ 42
    Section 7.1......................................................................Related Event of Default 42
    Section 7.2............................................Acceleration Of Maturity; Rescission And Annulment 42

ARTICLE 8
    REMEDIES AND ENFORCEMENT................................................................................. 43
    Section 8.1.....................Collection Of Indebtedness And Suits For Enforcement By Indenture Trustee 43
    Section 8.2..........................................................................Remedies; Priorities 46
    Section 8.3............................................Performance And Enforcement Of Certain Obligations 46
    Section 8.4......................................................Optional Preservation Of The Receivables 47
    Section 8.5........................................................................Application of Moneys. 47
    Section 8.6.................................................................................Trust Moneys. 48
    Section 8.7.........................Unconditional Rights Of Debtholders To Receive Principal And Interest 48
    Section 8.8............................................................Restoration Of Rights And Remedies 48
    Section 8.9................................................................Delay Or Omission Not A Waiver 48
    Section 8.10.......................................................................Control By Debtholders 48
    Section 8.11..........................................................Notice of Related Event of Default. 49
    Section 8.12.............................................................Purchase by Specified Creditors. 49
    Section 8.13........................................Protection of Persons Dealing with Indenture Trustee. 49
    Section 8.14.........................................................................Remedies Cumulative. 49
    Section 8.15......................................................The Trust to Execute Confirmatory Deed. 50
    Section 8.16........................................................Indenture Trustee Appointed Attorney. 50
    Section 8.17...................................................................Disclaimer of Marshalling. 50

ARTICLE 9
    SUITS BY SPECIFIED CREDITORS AND INDENTURE TRUSTEE....................................................... 51
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                                TABLE OF CONTENTS
                                   (continued)
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    Section 9.1..............................................................Specified Creditors May Not Sue. 51
    Section 9.2..............................................Indenture Trustee Not Required to Possess Notes. 51
    Section 9.3..............................................Indenture Trustee May Institute All Proceedings. 52

ARTICLE 10
    MEETINGS OF NOTEHOLDERS.................................................................................. 52
    Section 10.1...................................................................Right to Convene Meetings. 52
    Section 10.2..........................................................................Notice of Meetings. 52
    Section 10.3.................................................................................Chairperson. 53
    Section 10.4......................................................................................Quorum. 53
    Section 10.5............................................................................Power to Adjourn. 53
    Section 10.6...............................................................................Show of Hands. 53
    Section 10.7........................................................................................Poll. 53
    Section 10.8......................................................................................Voting. 54
    Section 10.9.................................................................................Regulations. 54
    Section 10.10.....................................................................Right to Attend; Notice 55
    Section 10.11.............................................Powers Exercisable by Extraordinary Resolution. 55
    Section 10.12........................Powers Exercisable by Extraordinary Resolution of Holders of Series. 56
    Section 10.13......................................................Meaning of "Extraordinary Resolution". 58
    Section 10.14..............................................................................Class Meetings 58
    Section 10.15.................................................................................Limitation. 59
    Section 10.16..........................................................................Powers Cumulative. 59
    Section 10.17....................................................................................Minutes. 59
    Section 10.18.....................................................................Instruments in Writing. 60
    Section 10.19..............................................................Binding Effect of Resolutions. 60
    Section 10.20................................................................Rights of Funding Providers. 60

ARTICLE 11
    THE INDENTURE TRUSTEE.................................................................................... 60
    Section 11.1.................................................................Trust Indenture Legislation. 60
    Section 11.2......................................................Rights and Duties of Indenture Trustee. 61
    Section 11.3...............................Conditions Precedent to Indenture Trustee's Obligation to Act. 62
    Section 11.4................................................................Experts, Advisors and Agents. 63
    Section 11.5..................................................Certificates of the Trust and Trust Orders. 64
    Section 11.6.......................................................Instruments Held By Indenture Trustee. 66
    Section 11.7.............................................................Protection of Indenture Trustee. 66
    Section 11.8............................Resignation or Removal of Indenture Trustee; Conflict of Interest 68
    Section 11.9..............................................................Authority to Carry on Business. 69
    Section 11.10..........................................................Authorization for Quebec Security. 69
    Section 11.11.......................................................Successor Indenture Trustee By Merger 70
    Section 11.12...............................................................Eligibility; Disqualification 70
    Section 11.13..................................................Acceptance of Trusts by Indenture Trustee. 70
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ARTICLE 12
    PAYING AGENTS............................................................................................ 71
    Section 12.1................................................................Appointment of Paying Agents. 71
    Section 12.2.................................................................Protection of Paying Agents. 72
    Section 12.3...............................................................Compensation of Paying Agents. 73

ARTICLE 13
    SUPPLEMENTAL INDENTURES AND AMENDMENTS................................................................... 73
    Section 13.1.....................................................................Supplemental Indentures. 73
    Section 13.2.........................................................................Automatic Amendment. 74
    Section 13.3....................................................................Amendments to Agreements. 74

ARTICLE 14
    NOTICES.................................................................................................. 75
    Section 14.1.............................................................................Notice to Trust. 75
    Section 14.2.................................................................Notice to Indenture Trustee. 75
    Section 14.3.......................................................................Notice to Noteholders. 75
    Section 14.4.........................................................Notice to Other Specified Creditors. 76
    Section 14.5.....................................................................Notice to Rating Agency. 76
    Section 14.6...........................................................................Change of Address. 76

ARTICLE 15
    GENERAL.................................................................................................. 76
    Section 15.1...................................................Evidence of Rights of Specified Creditors. 76
    Section 15.2............................................................................Trust Obligation. 77
    Section 15.3..................................................................................No Petition 77
    Section 15.4................................................................................Subordination 77
    Section 15.5............................................................................Limited Recourse. 78
    Section 15.6...............................................................................Administrator. 79
    Section 15.7...................................................................Execution in Counterparts. 79
    Section 15.8.................................................................................Formal Date. 79
    Section 15.9.................................................................Delivery of Executed Copies. 79
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                                      -iv-

                                    INDENTURE

This Indenture is made as of September 30, 2002 among CIBC MELLON TRUST COMPANY, in its capacity as trustee (the "Trustee") of AMERICREDIT CANADA AUTOMOBILE RECEIVABLES TRUST (in such capacity, together with its successors and permitted assigns in such capacity, the "Trust"), and BNY TRUST COMPANY OF CANADA, as indenture trustee (in such capacity, together with its successors and permitted assigns in such capacity the "Indenture Trustee").

WHEREAS the Trust is desirous of creating and issuing from time to time asset-backed notes in the manner hereinafter provided.

In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the parties agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

Section 1.1         Definitions.

     In this Indenture, the following terms will have the following meanings:

     "Act" means the Securities Act (Ontario) as in effect from time to time.

     "Administration Agreement" means the administration agreement made as of September 26, 2002 between the Trustee and the Administrator, providing for certain administrative, management and audit services, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Administrator" means AmeriCredit Financial Services of Canada Ltd., its successors and permitted assigns and includes any other Administrator appointed pursuant to the Administration Agreement.

     "Affiliate" means, (i) with respect to the Trustee, the Trustee's affiliated companies within the meaning of the Business Corporations Act (Ontario) ("OBCA"); and for the purpose of this declaration of trust, Affiliate shall be deemed to include Canadian Imperial Bank of Commerce, CIBC Mellon Global Securities Services Company and Mellon Bank, N.A. and each of their affiliates within the meaning of the OBCA and (ii) with respect to any other Person, any other Person that (a) directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or (b) is non-arm's length (as defined in the Income Tax Act (Canada)) with or to such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting securities, by contract or otherwise.

     "Agency Agreement" means an agency agreement between the Trust and an agent providing for the sale and distribution of the Notes of any Series or Class by the agent as agent for and on behalf of the Trust, as such agreement may be amended, supplemented, modified, restated or replaced from time to time.

     "Agent" means any Person appointed by the Trust as an agent pursuant to an Agency Agreement and the successors and permitted assigns of such Person in such capacity.

     "Asset Backed Security" means a security backed by accounts, intangibles, instruments, chattel paper or other financial assets (and related goods, if applicable) or by other assets included in the definition of Purchased Interest.

     "Asset Purchase Agreement" means each sale and servicing agreement, receivables sale or asset purchase agreement, secured or unsecured loan agreement or other agreement or agreements among a Seller, the Trust, the Administrator, and such other Persons, if any, parties thereto, providing for the acquisition or creation of one or more Purchased Interests by the Trust from such Seller, as amended, supplemented or otherwise modified and in effect from time to time; provided, however, with respect to any Purchased Interest consisting of one or more Asset Backed Securities or interests therein, the Asset Purchase Agreement shall mean the documents evidencing or governing such Asset Backed Securities and any documents evidencing or providing for the Trust's acquisitions of such Asset Backed Securities (whether or not any of the Trust, the Seller or the Administrator are parties thereto).

     "Authenticating Agent" means (a) in the case of Short Term Notes of a Series or Class, the Paying Agent for such Series or Class, as applicable, and (b) in the case of Medium Term Notes of any Series or Class, the Indenture Trustee, and (c) includes any successor Authenticating Agent for such Series or Class appointed pursuant to this Indenture or any Related Series Supplement.

     "Beneficial Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of the Book-Entry Note.

     "Beneficiaries" shall have the meaning ascribed thereto in the Declaration of Trust.

     "Book-Entry Notes" means a beneficial interest in the Notes of any Series or Class, ownership and transfers of which shall be made through the Book-Entry System as described in Section 2.11 and the Related Series Supplement.

     "Book-Entry System" means the record entry securities transfer and pledge system administered by the Clearing Agency in accordance with its operating rules and procedures.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banks or trust companies in The City of Toronto, Ontario or Fort Worth, Texas are authorized or obligated by law, regulation or executive order to be closed and includes, for any Series or Class, any additional day specified as a Business Day in the Related Series Supplement.

     "Canadian Dollars" and "Cdn. $" means the lawful money of Canada.

     "CDS" means The Canadian Depository for Securities Limited, its successors and assigns.

     "Certificate of the Trust" means a certificate of a Responsible Officer of the Trustee or the Administrator on behalf of the Trustee.

     "Class" means, with respect to any Series, each class of Notes of such Series authorized, issued or created pursuant to this Indenture and the Related Series Supplement and each class of Loans, if any, authorized, issued, created, obtained or borrowed by the Trust, and designated as a class of Debt Obligation, pursuant to such Related Series Supplement and the Related Funding Agreements.

     "Clearing Agency" means CDS or, if otherwise specified in the Related Series Supplement with respect to the Notes of any Series, any other organization recognized as a "clearing agency" pursuant to the Act.

     "Clearing Agency Letter of Representation" means any letter of representation provided by the Trust to a Clearing Agency with respect to a Series or Class of Notes and the procedures under the Book-Entry System.

     "Collateral" means the properties, assets, undertakings and agreements of the Trust and all rights, benefits and proceeds accruing thereunder or arising therefrom mortgaged, charged, pledged, granted, transferred, assigned, hypothecated and set over as security for the Obligations in accordance with Article 3.

     "Collection Accounts" means, for any Series, the collection accounts, if any, required to be established and maintained by the Servicer, the Indenture Trustee or the Trust pursuant to the provisions of the Related Asset Purchase Agreements, the Related Servicing Agreements or the Related Series Supplement and designated as such pursuant to the Related Series Supplement;

     "Collections" has, for any Series, the meaning specified in the Related Series Supplement and, subject to the terms and conditions of any Related Series Supplement, includes all cash collections or other proceeds of any Related Purchased Interest (including Eligible Investments thereof and Investment Earnings thereon) and the Related Programme Agreements, including all amounts received by or held for the benefit of the Trust as actual or deemed collections on or with respect to the assets underlying or included in such Purchased Interest, any amounts to be treated as Collections or distributed to or for the benefit of, or deposited into any Related Series Account maintained for, the Related Specified Creditors pursuant to the Related Asset Purchase Agreements or such Related Series Supplement and any proceeds of sale of such Purchased Interest and all proceeds of the foregoing.

     "Counsel" means any barrister or solicitor or firm of barristers and solicitors retained by the Indenture Trustee, which may include counsel to the Trust.

     "Credit Agreement" has, for any Series, Class or Related Asset Purchase Agreement, the meaning, if any, specified in the Related Series Supplement and, subject to the terms and conditions of any Related Series Supplement, means and includes any agreement entered into by any Credit Provider and the Trust in connection with such Series, Class or Related Asset Purchase Agreement and the related Purchased Interest providing for (a) the issuance for the account of the Trust of one or more letters of credit, guarantees, surety bonds, insurance policies or credit facilities, (b) the sale by the Trust to any Credit Provider of Purchased Interests (or portions thereof) and/or (c) the making of loans and/or other extensions of credit to the Trust, in each case, for the purposes of providing credit enhancement for the payment or repayment of such Series, Class or Related Asset Purchase Agreement and the related Purchased Interest, together with any related cash collateral agreement, letter of credit, guarantee, surety bond, insurance policy, Related Series Account or other agreement or instrument executed, delivered or funded thereunder or in connection therewith (but does not include (i) any Liquidity Loan Agreement or Liquidity Asset Purchase Agreement, (ii) any Paying Agency Agreement or (iii) any arrangement or Reserve provided by or on behalf of a Seller solely to support the Purchased Interest acquired under its Asset Purchase Agreement or such Series).

     "Credit Provider" has, for any Series, the meaning, if any, specified in the Related Series Supplement.

     "Debt Obligation" means a Note or Loan of any Series or Class.

     "Debtholder" or "Holder" means a Noteholder or the holder or owner of a Debt Obligation other than a Note.

     "Declaration of Trust" means the declaration of trust made as of September 26, 2002 by CIBC Mellon Trust Company providing for the establishment of AmeriCredit Canada Automobile Receivables Trust as a trust under the laws of the Province of Ontario, as amended, supplemented, modified, restated or replaced from time to time.

     "Default" means, for any Series, any occurrence that is, or with notice or the lapse of time or both would become, a Related Event of Default.

     "Definitive Notes" means fully registered certificates representing Notes in the form specified in the Related Series Supplement.

     "Eligible Deposit Account" has, with respect to any Series, the meaning specified in the Related Series Supplement.

     "Eligible Institution" has, with respect to any Series, the meaning specified in the Related Series Supplement.

     "Eligible Investments" has, with respect to any Series, the meaning specified in the Related Series Supplement.

     "Event of Default" has the meaning ascribed thereto in Section 7.1.

     "Extraordinary Resolution" means a resolution described in Section 10.13.

     "Face Amount" means (i) the face amount of any Debt Obligation issued on a discount basis (or the face amount of any bankers' acceptance accepted by a Funding Provider pursuant to a Liquidity Loan Agreement) and (ii) the principal amount of any Debt Obligation issued or obtained on an interest-bearing basis plus, in the case of any Debt Obligation issued on an interest bearing basis, all interest accrued and to accrue to the stated maturity date of such Debt Obligation.

     "Funding Agent" means an Eligible Institution acting as agent for itself and other Funding Providers pursuant to a Funding Agreement together with its successors and permitted assigns in such capacity.

     "Funding Agreement" means a Liquidity Loan Agreement or a Liquidity Asset Purchase Agreement.

     "Funding Providers" means the Eligible Institutions or other Persons that are at any time purchasers under the Funding Agreements. The Funding Providers with respect to any Funding Agreement means the Funding Providers that are parties to such Funding Agreement.

     "Governmental Authority" means any nation or government, any province, state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation, any court and any Person owned or controlled, through stock or investment ownership or otherwise, by any of the foregoing.

     "Hedging Contract" shall mean (i) any interest rate swap transaction, basis swap, forward rate transaction, interest rate option transaction, cap transaction, floor transaction, collar transaction or similar transaction,
     (ii) any option with respect to any transactions described in clause (i),
     (iii) any combination of any transactions or agreements described in clauses (i) or (ii), or (iv) any option to sell or buy marketable securities, in each case, entered into from time to time by the Trust in connection with or related to the Debt Obligations, any Credit Agreement or the acquisition of any Purchased Interests. A Hedging Contract shall consist of (i) the ISDA Master Agreement entered into by the Trust and an Eligible Institution, as Swap Counterparty, (ii) each Schedule or Annex thereto, if any, and (iii) each confirmation executed and delivered by the Trust and such Swap Counterparty pursuant to such ISDA Master Agreement and Schedule.

     "Holder" has the meaning ascribed to such term in the definition of Debtholder.

     "Hypothec" means a deed of hypothec to be made by the Trust in favour of the Indenture Trustee under the laws of the Province of Quebec for the purposes of further assuring the Collateral to the Indenture Trustee for the benefit of the holders of the Notes, as amended, supplemented or otherwise modified and in effect from time to time.

     "Indenture" means this Indenture, as amended, supplemented, modified, restated or replaced from time to time, including pursuant to the terms and provisions of any Series Supplement, and the expressions "hereof", "herein", "hereto", "hereunder", "hereby" and similar expressions refer to this Indenture and not to any Article, Section, paragraph, subparagraph or clause hereof or of any such Series Supplement.

     "Indenture Trustee" means BNY Trust Company of Canada, in its capacity as indenture trustee hereunder or as the fonde de pouvoir under the Hypothec, and its successors and assigns in such capacity.

     "Insolvency Event" means, with respect to a specified Person: (a) the filing or commencement of an application, petition, action, case or other proceeding, without the application or consent of such Person, in any court, seeking (i) the bankruptcy, liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, (ii) the appointment of a trustee receiver, manager, receiver and manager, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial part of its property or assets,
     (iii) any similar relief with respect to such Person under any law (foreign or domestic) relating to bankruptcy, insolvency, receivership, reorganization, winding up or composition or adjustment of debts, or (iv) an order for relief in respect of such Person shall be entered in an involuntary application, petition, action, case or proceeding under any federal, state or provincial bankruptcy, insolvency or other similar laws (foreign or domestic) now or hereafter in effect and, in each such case, such application, petition, action, case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or (b)(i) such Person shall commence or file, or consent to the commencement or filing of, an application, petition, proposal, action, case or other proceeding (including a notice of intention to file a proposal) under any applicable law (foreign or domestic) relating to bankruptcy, insolvency, receivership, reorganization, debt arrangement, dissolution, winding up or composition or adjustment of it or its debts, (ii) such Person shall appoint or consent to the appointment of, or there shall be appointed, a receiver, manager, receiver and manager, liquidator, assignee, agent, custodian, sequestrator (or other similar official) of or for such Person or any substantial part of its property and assets, or (iii) such Person shall make any general assignment for the benefit of creditors, or shall fail to pay its debts generally as they become due or take any action in furtherance of any of the foregoing.

     "Investment Earnings" has, with respect to any Series, the meaning specified in the Related Series Supplement.

     "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the whole or any part of a Purchased Interest by operation of law as a result of any act or omission by the related Obligor.

     "Liquidity Asset Purchase Agreement" means a liquidity asset purchase agreement executed in connection with one or more Asset Purchase Agreements or a Series or Class of Debt Obligations among the Funding Providers thereunder, a Funding Agent, if any, the Trust and the Administrator providing for the sale of whole or undivided percentage interests in the Related Purchased Interests to such Funding Providers or for loans or other accommodations to the Trust to (a) repay or refund maturing Debt Obligations or (b) to enable the Trust to acquire any Related Purchased Interest or to fund or maintain the Trust's investment in or ownership of any Related Purchased Interest, as amended, supplemented or otherwise modified and in effect from time to time.

     "Loan" means a loan, advance or other accommodation or extension of credit made to or obtained by the Trust pursuant to a Liquidity Loan Agreement and includes (a) the obligation of the Trust to pay or repay such loan, advance or other accommodation or extension of credit in accordance with the terms and provisions of the related Liquidity Loan Agreement and the Related Series Supplement and (b) all other obligations and liabilities of the Trust pursuant to the related Liquidity Loan Agreement and the Related Series Supplement.

     "Liquidity Loan Agreement" means a loan or note purchase agreement executed in connection with one or more Asset Purchase Agreements or a Series or Class of Debt Obligations among the Funding Providers thereunder, a Funding Agent, if any, the Trust and the Administrator providing for a loan or other accommodation or credit facility to the Trust to enable the Trust to
     (a) repay or refund maturing Debt Obligations or (b) enable the Trust to acquire any Related Purchased Interest or to fund or maintain the Trust's investment in or ownership of any Related Purchased Interest, and includes any Paying Agency Agreement under which the related paying Agent makes loans or advances to the Trust to repay or refund maturing Notes of such Series or Class, in each case, as amended, supplemented or otherwise modified and in effect from time to time.

     "Loan Notes" means the asset-backed Notes of any Series or Class designated as such and issued or created under or pursuant to a Funding Agreement and the Related Series Supplement.

     "Medium Term Notes" means the asset-backed Notes of any Series or Class designated as such pursuant to the Related Series Supplement.

     "Noteholder" means any holder of a Note.

     "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of the Book-Entry Note.

     "Note Registers" means, for any Series or Class, the registers providing for the registration of the Debt Obligations of such Series or Class which the Indenture Trustee is required to maintain pursuant to Section 2.6.

     "Note Registrar" for any Series or Class has the meaning specified in
     Section 2.6.

     "Notes" means the asset-backed promissory notes from time to time issued pursuant to this Indenture and any Related Series Supplement and includes the Short Term Notes, Medium Term Notes and Loan Notes of each Series and Class.

     "Obligations" means all present and future debts, expenses and liabilities, direct or indirect, absolute or contingent, due, owing or accruing due or owing from time to time by the Trust to the Specified Creditors in their capacity as such. For greater certainty, amounts owing to any Specified Creditors by the Trust, at any time, shall include the unpaid Face Amount of any Debt Obligations plus accrued fees, whether or not then due and payable.

     "Obligor" means a Person obligated to make payments with respect to Purchased Interests, whether as principal debtor or guarantor thereof, its successors and assigns.

     "Officers' Certificate" means a certificate signed on behalf of a Seller or Servicer by at least one of the Chairman of the Board, the President, the Vice Chairman of the Board, an Executive Vice President, Senior Vice President, any Vice President, a Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Seller or the Servicer, as appropriate.

     "Opinion of Counsel" means a written opinion of counsel (who may, except as otherwise expressly provided in this Indenture or any Related Series Supplement, be an employee of or counsel to the Seller or the Servicer), which counsel and opinion shall be acceptable to the Indenture Trustee, the Trust or the Related Rating Agencies, as applicable.

     "Outstanding" means, as of the date of determination:

     (a) all Notes theretofore certified and delivered under the Indenture except:

          (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture); and

          (iii) Notes in exchange for or in lieu of other Notes that have been certified and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; and

     (b) the outstanding principal amount of all Loans except Loans or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the related Debtholders;

     provided, that in determining whether the Holders of the requisite Outstanding Amount of the Debt Obligations have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Related Transaction Document for any Series,

     Debt Obligations owned by the Trust, any other obligor upon the Debt Obligations, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debt Obligations that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded. Debt Obligations so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Debt Obligations and that the pledgee is not the Trust, any other obligor upon the Debt Obligations, the Seller or any Affiliate of any of the foregoing Persons. The principal amount of any Debt Obligation issued or obtained on a discount basis (including any bankers' acceptance accepted by a Funding Provider pursuant to a Liquidity Loan Agreement) is equal to the Face Amount of such Debt Obligation less all accrued and unpaid discount on such Obligation as of the date of its issuance.

     "Outstanding Amount" means, with respect to any Series, Class or Debt Obligation and any date, the aggregate principal amount of all Debt Obligations of such Series or Class or of such Debt Obligation, as applicable, Outstanding at such date.

     "Participant" means a broker, dealer, bank or other financial institution or other Person who is a participant in the Book-Entry System and on whose behalf a Clearing Agency or its nominee holds Notes.

     "Paying Agency Agreement" means (a) in the case of Short Term Notes of any Series or Class, any paying agency agreement between the Trust and any Person (other than the Indenture Trustee) that meets the eligibility requirements for the Indenture Trustee specified under this Indenture entered into with respect to the Notes of such Series or Class and (b) in the case of a Series of Medium Term Notes, any paying agency agreement between the Trust and a Paying Agent, in each case, as the same may be amended, modified, restated or replaced from time to time.

     "Paying Agent" (a) for any Series of Short Term Notes, has the meaning specified in the Related Series Supplement, (b) for any Series of Medium Term Notes, means the Indenture Trustee or any paying agent appointed by the Trust in accordance with this Indenture and the Related Series Supplement, and (c) for any Funding Agreement, the Funding Agent, if any, thereunder.

     "Payment Date" means any day upon which the Face Amount of, or the principal of or interest on, any Note or other Debt Obligation are to be paid in accordance with the terms of the Related Series Supplement and such Debt Obligations.

     "Permitted Liens" means, in respect of any Series and the Related Collateral, such liens or other encumbrances expressly permitted in any of the Related Programme Agreements.

     "Person" means any individual, corporation, partnership, joint venture, association; unincorporated organization, syndicate, bank, trust, government or any department or agency thereof, or any other entity whether acting as an individual, fiduciary or in any other capacity.

     "PPSA" means (a) the personal property security legislation, as amended, supplemented or replaced from time to time, as in effect in each Province of Canada (other than Quebec), and (b) the Civil Code of Quebec, as amended, supplemented or replaced from time to time, as in effect in Quebec (but excluding any portions of the Civil Code of Quebec which are not equivalent to the PPSA of the Provinces described in clause (a)).

     "Principal Terms" means, with respect to any Series or Class of Debt
     Obligations:

     (a)  The name or designation of the Debt Obligations of such Series;

     (b) The number of and designations of the Classes of Debt Obligations of such Series and if more than one Class, the rights and priorities of each Class of such Series;

     (c) The aggregate or maximum principal amount of the Debt Obligations of such Series or Class (or the method for calculating such amount);

     (d) The interest rates, if any, applicable to the Debt Obligations of such Series (or the method for the determination thereof) and the manner in which such interest is to accrue and be calculated or compounded;

     (e) The Payment Dates and Record Dates and the maturity dates, targeted final payment dates or scheduled final payment dates, if any, applicable to the Debt Obligations of such Series and any Class;

     (f) Whether the Debt Obligations of such Series or Class may be redeemed prior to their maturity dates and, if so, the manner or method of redemption and the Redemption Date and Redemption Price for such Series or Class;

     (g) The method for allocating principal and interest and other Collections to fund payments on, or deposits to the Series Accounts for, the Debt Obligations of such Series;

     (h)  The forms of the Notes of such Series or Class;

     (i)  The designation of Series Accounts for such Series;

     (j)  Any Related Events of Default for such Series;

     (k)  The form and type of Funding Agreements, if any, for such Series;

     (l) Any terms which amend, supplement, modify, restate or replace the terms of this Indenture as they pertain to such Debt Obligations;

     (m) Any other provisions expressing or referring to the terms or conditions upon which the Debt Obligations of such Series are to be issued or obtained under this Indenture and the Related Series Supplement; and

     (n) Any other terms of such Series not inconsistent with the terms and provisions of this Indenture.

     "Proceeding" means, with respect to any Series and the Related Obligations, any suit in equity, action at law or other judicial or administrative proceeding.

     "Programme Agreements" means, at any time, collectively, this Indenture and any Series Supplements hereto, any Notes or other Debt Obligations, the Declaration of Trust, the Administration Agreement and all Hedging Contracts, Asset Purchase Agreements, Agency Agreements, Funding Agreements, Credit Agreements, Servicing Agreements, Underwriting Agreements, Paying Agency Agreements, and any other agreements to which the Trust is a party in effect at such time.

     "Purchased Interests" means whole or undivided percentage interests in, or interests in pools of, (i) accounts, intangibles, chattel paper, conditional sales contracts, leases, instruments and securities, mortgages, charges or hypothecs of land or immovable property or of personal or movable property, and inventories, equipment, commodities or other tangible assets, including all rights to payment of principal, interest or financing charges or other moneys with respect thereto and all proceeds thereof; (ii) contracts or lease rights evidencing or giving rise to assets or rights described in (i); (iii) securities (including Asset Backed Securities) collateralized by or evidencing interests (whether undivided or otherwise) in, assets or rights described in (i); (iv) other real or personal property; or (v) loans or other obligations secured by properties, assets and rights described above (together with such security) and unsecured loans or other obligations extended by or in favour of, the Trust which are, in each case, purchased or otherwise acquired or created by the Trust pursuant to Asset Purchase Agreements and further includes, without limitation, all security interests, security, guarantees, claims or rights of or held by or against any Person which the Trust purchases, acquires or creates pursuant to or in connection with any of the foregoing and all Reserves and all proceeds of any of the foregoing. The Purchased Interests for any Series will be defined in the Related Series Supplement and will be coextensive with or included in the Related Collateral for such Series.

     "Rating Agency" has, with respect to any Series, the meaning specified in the Related Series Supplement.

     "Rating Agency Condition" has, with respect to any Series, the meaning specified in the Related Series Supplement.

     "Record Date" has, for any Series or Class, the meaning, if any, specified in the Related Series Supplement.

     "Redemption Date" has, for any Series or Class, the meaning, if any, specified in the Related Series Supplement.

     "Redemption Price" has, for any Series or Class, the meaning, if any, specified in the Related Series Supplement.

     "Related" is used in this Indenture with reference to the Debt Obligations of a Series and means, when used herein in conjunction with:

     (a) "Agency Agreement" means an Agency Agreement with respect to the Notes of such Series;

     (b)  "Agents" means the Agents under a Related Agency Agreement;

     (c) "Asset Purchase Agreement" means an Asset Purchase Agreement with respect to which a Related Purchased Interest is financed or refinanced by the issuance of any such Debt Obligations;

     (d)  "Authenticating Agent" means an Authenticating Agent for such Series;

     (e) "Collateral" has, subject to compliance with the terms of this Indenture, the meaning specified in the Related Series Supplement, and includes (i) the Related Purchased Interests and any Related Reserves,
          (ii) the Related Transaction Documents, all rights of the Trust thereunder and all amounts payable or paid to, or receivable or received by, the Trust thereunder, (iii) the Related Series Accounts (including all funds or Eligible Investments on deposit therein or credited thereto and all Investment Earnings thereon) and (iv) all proceeds of any of the foregoing;

     (f) "Collection Accounts" means the Collection Accounts for such Series of Debt Obligations and the Related Asset Purchase Agreements;

     (g) "Credit Agreement" means a Credit Agreement which has been provided in respect of Related Purchased Interests and/or Related Obligations;

     (h) "Credit Provider" means a Credit Provider under a Related Credit Agreement;

     (i) "Debtholder" means a Debtholder of or with respect to such Series of Debt Obligations;

     (j)  "Debt Obligation" means a Debt Obligation of such Series;

     (k)  "Eligible Investments" the Eligible Investments for such Series;

     (l) "Event of Default" means an event described in Section 7.1 in respect of any such Debt Obligations;

     (m)  "Funding Agent" means a Funding Agent under a Related Funding
          Agreement;

     (n) "Funding Agreement" means a Related Liquidity Loan Agreement or a Related Liquidity Asset Purchase Agreement;

     (o) "Funding Provider" means a Funding Provider under a Related Funding Agreement;

     (p) "Hedging Contracts" means any Hedging Contracts relating to any such Debt Obligations or the Related Purchased Interests;

     (q) "Liquidity Asset Purchase Agreement" means a Liquidity Asset Purchase Agreement entered into in respect of such Debt Obligations pursuant to the Related Series Supplement;

     (r) "Liquidity Loan Agreement" means a Liquidity Loan Agreement entered into in respect of such Debt Obligations pursuant to the Related Series Supplement;

     (s)  "Loan" means a Loan made under a Related Funding Agreement.

     (t) "Note Registrar" means the Note Registrar for such Series or any Class of such Series;

     (u) "Obligations" means all Obligations owing to the holders of such Debt Obligations and to the other Related Specified Creditors under the Related Programme Agreements;

     (v) "Paying Agency Agreement" means a Paying Agency Agreement pursuant to which the Trust and a Paying Agent for such Series are parties;

     (w) "Paying Agent" means a Paying Agent for such Series or a Class of such Series;

     (x) "Payment Date" means each Payment Date, if any, specified in the Related Series Supplement;

     (y) "Permitted Liens" means Permitted Liens under a Related Programme Agreement;

     (z) "Programme Agreements" means this Indenture, the Declaration of Trust, the Administration Agreement and any Related Hedging Contracts, Related Asset Purchase Agreements, Related Agency Agreements, Related Paying Agency Agreements, Related Funding Agreements, Related Servicing Agreements, Related Underwriting Agreements, Related Series Supplements, and any other agreements to which the Trust is a party in effect from time to time which relate to such Series of Notes;

     (aa) "Purchased Interest" means a Purchased Interest financed or refinanced by or with the proceeds of issuance of any such Debt Obligations;

     (bb) "Rating Agency" means a Rating Agency which has established a rating for any such Debt Obligations and which is specified as a Rating Agency for such Debt Obligations in the Related Series Supplement;

     (cc) "Reserves" means the Reserves for such Series or the Related Asset Purchase Agreements and Related Purchased Interests;

     (dd) "Seller" means a Seller under a Related Asset Purchase Agreement;

     (ee) "Series Accounts" means the Series Accounts for such Series;

     (ff) "Series Expenses" means the Series Expenses for such Series;

     (gg) "Series Issuance Date" means the date upon which the first such Debt Obligations are to be issued or obtained, as specified in the Related Series Supplement;

     (hh) "Series Payment Accounts" means those Series Payment Accounts established for the purpose of paying such Debt Obligations;

     (ii) "Series Supplement" means a supplement to this Indenture executed and delivered in connection with the creation and issuance of the Debt Obligations of any Series;

     (jj) "Servicer" means the Servicer of Related Purchased Interests under a Related Asset Purchase Agreement or Related Servicing Agreement;

     (kk) "Servicer Termination Event" means a Servicer Termination Event under and as defined in any Related Asset Purchase Agreement or Related Servicing Agreement.

     (ll) "Servicing Agreement" means a Servicing Agreement (other than an Asset Purchase Agreement) providing for the servicing of Related Purchased Interests;

     (mm) "Specified Creditors" means collectively, (i) the holders of such Debt Obligations, Related Credit Providers, Related Agents, Related Funding Agents, Related Funding Providers, Related Swap Counterparties, Related Servicers (other than Related Sellers) and the Related Underwriters, (ii) the Administrator, the Indenture Trustee and the Trustee to the extent their claims constitute Related Series Expenses for such Debt Obligations or the Related Purchased Interests, (iii) any Person who has provided a Reserve (including a Seller or an Affiliate of a Seller) with respect to such Debt Obligations or the Related Purchased Interests and (iv) any Seller or Servicer to the extent their claims arise under a Related Asset Purchase Agreement or Related Servicing Agreement;

     (nn) "Swap Counterparty" means a Swap Counterparty under a Related Hedging Contract;

     (oo) "Transaction Documents" means the Transaction Documents for such
          Series;

     (pp) "Underwriters" means the Underwriters under a Related Underwriting Agreement; and

     (qq) "Underwriting Agreement" means an Underwriting Agreement in respect of any such Notes,

          and, in any Series Supplement, "Related", when used in conjunction with any term used in this Indenture, means related to the Notes and Specified Creditors pertaining or related to such Series Supplement.

          "Reserve" means any amount or amounts paid, advanced or otherwise contributed by a Seller to the Trust, or held back from payments otherwise due to a Seller by the Trust, in each case, under or in connection with an Asset Purchase Agreement or the Related

          Series Supplement and which protect the Trust against losses, dilutions or other risks of ownership of Purchased Interests, and includes, without limiting the foregoing, amounts characterized as deferred purchase prices, deferred rentals, deposits, premiums, recourse provisions, commitments to purchase assets in default, spread, reserve or cash collateral accounts, subordinated spread account or other loans, subordinated standby lines of credit, letters of credit, equity and over-collateralization (but does not include Debt Obligations, Funding Agreements, Credit Agreements or Paying Agency Agreements).

          "Responsible Officer" means, (a) with respect to the Trust (i) any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, Secretary, Assistant Secretary or other corporate trust officer or authorized signatory of the Trustee who is authorized to act for the Trustee in matters relating to the Trust or who customarily perform functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (ii) so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Trust and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Responsible Officers delivered by the Administrator to the Indenture Trustee on the initial Series Issuance Date (in each case as such list may be modified or supplemented from time to time thereafter), (b) with respect to the Indenture Trustee, any Vice President, Assistant Vice President, Secretary, Assistant Secretary or other corporate trust officer of the Indenture Trustee who is authorized to act for the Indenture Trustee in matters relating to the Indenture Trustee and this Indenture or who customarily perform functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and (c), with respect to any Authenticating Agent or Paying Agent, any Vice President, Assistant Vice President, Secretary, Assistant Secretary or other corporate trust officer of the Indenture Trustee who is authorized to act for such Person in matters relating to such Person and this Indenture or who customarily performing functions similar to those performed by any of the above designated officers.

          "Seller" means AmeriCredit Financial Services of Canada Ltd. or any Affiliate of AmeriCredit Financial Services of Canada Ltd., as seller under an Asset Purchase Agreement, and, in each case, includes its successors and permitted assigns in such capacity.

          "Series" means any series of Notes issued pursuant to this Indenture and the Related Series Supplement and includes any Loans obtained or borrowed by the Trust pursuant to and in accordance with the Related Series Supplement for such Series of Notes.

          "Series Accounts" has, with respect to any Series or Class, the meaning specified in the Related Series Supplement and includes the Related Collection Accounts and Related Series Payment Accounts for such Series or Class.

          "Series Expenses" means and includes the fees, costs and expenses of the Trust incurred in connection with any Series and the Related Obligations and which are payable by the Trust under the Related Transaction Documents to the Trustee, the Indenture Trustee or the Administrator.

          "Series Issuance Date" means, for any Series, the date specified in the Related Series Supplement as the date of issuance of such Series.

          "Series Payment Accounts" means, for any Series or Class, the Eligible Deposit Accounts established and maintained by the Trust, the Indenture Trustee or the Related Servicer pursuant to the provisions of Section 4.3 hereof and the Related Series Supplement and from which payments of principal of and interest are made on the Debt Obligations of such Series or Class and which Eligible Deposit Accounts are specified as "payment accounts" for such Series or Class in the Related Series Supplement.

          "Series Supplement" means a supplement to this Indenture executed and delivered by the Trust and the Indenture Trustee for the purposes of creating and issuing Debt Obligations of any Series, as the same may be amended, supplemented or otherwise modified from time to time.

          "Servicer" means a servicer or custodian designated to collect payments in respect of Purchased Interests and to perform other tasks associated therewith under an Asset Purchase Agreement or a Servicing Agreement.

          "Servicer Termination Event" means a Servicer Termination Event under and as defined in an Asset Purchase Agreement or a Servicing Agreement.

          "Servicing Agreement" means any agreement other than an Asset Purchase Agreement entered into between the Trust and any Person providing for the servicing or administration or custody of a Purchased Interest. "Servicing Fees" means the fees payable to a Servicer under an Asset Purchase Agreement or Servicing Agreement.

          "Short Term Notes" means the asset-backed Notes of a Series having a term to maturity of 364 days or less and issued from time to time and designated as such pursuant to the Related Series Supplement. Short Term Notes shall not include any Debt Obligations designated as a Series or Class of Medium Term Notes pursuant to the terms of any Related Series Supplement or any Related Loans for any such Series of Medium Term Notes.

          "Specified Creditors" means, collectively, Debtholders, Credit Providers, Funding Providers, Funding Agents, Agents, Underwriters, the Administrator, the Trust, the Indenture Trustee, the Swap Counterparties, the Authenticating Agents and Paying Agents, the Sellers, the Servicers (including any Successor Servicers) and any agent of any of the foregoing, in each case, to the extent their claims are related to or arise under the Programme Agreements.

          "Successor Servicer" has the meaning specified in Section 5.1(e).

          "Swap Counterparty" means a party (other than the Trust) to a Hedging Contract, and its successors and permitted assigns.

          "Transaction Documents" has, for any Series or Class, the meaning specified in the Related Series Supplement.

          "Trust" means AmeriCredit Canada Automobile Receivables Trust, the trust established by the Trustee pursuant to the Declaration of Trust.

          "Trust Order" means an Trust order or request, as applicable, signed on behalf of the Trust by a Responsible Officer of the Trust or the Administrator and delivered in writing, or by facsimile means, by the Trust, or the Administrator on behalf of the Trust, to the Indenture Trustee.

          "Trustee" means CIBC Mellon Trust Company, a federally incorporated trust company, not in its individual capacity but solely as trustee under the Declaration of Trust, and any successor Trustee thereunder.

          "Trust Business" has the meaning ascribed thereto in the Declaration of Trust.

          "Trust Fund" has the meaning ascribed thereto in the Declaration of Trust.

          "Underwriters" means the registered securities dealers or other Persons party to and under an Underwriting Agreement as purchasers of Notes.

          "Underwriting Agreement" means an agreement providing for the purchase of Notes from the Trust by one or more Persons as principals for the purpose of resale.

Section 1.2       Extended Meanings.

     In this Indenture, words importing the singular number include the plural and vice versa and words importing gender include all genders.

Section 1.3       Headings.

     The table of contents does not form part of this Indenture. Article and Section headings are not to be considered part of this Indenture, are included solely for convenience of reference and do not define, limit or enlarge the construction or interpretation hereof.

Section 1.4       References to Sections and Articles.

     Unless otherwise provided, all references herein to Sections or Articles are references to Sections and Articles of or to this Indenture.

Section 1.5       Proper Law of Indenture.

     This Indenture will be governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

Section 1.6       Invalidity of Provisions.

     Save and except for any provision or covenant contained herein which is fundamental to the subject matter of this Indenture (including, without limitation, those that relate to the payment of moneys), the invalidity or unenforceability of any provision or covenant hereof or herein contained will not affect the validity or enforceability of any other provision or covenant hereof or herein contained and any such invalid or unenforceable provision or covenant will be deemed to be severable.

Section 1.7       Computation of Time Periods.

     In this Indenture, with respect to the computation of periods of time from a specified date to a later specified date, unless otherwise expressly stated, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

Section 1.8       Non-Business Days

     Whenever any payment to be made hereunder shall be stated to be due, any calculation is to be made or any other action to be taken hereunder shall be stated to be required to be taken on a day other than a Business Day, such payment shall be made, such calculation shall be made and such other action shall be taken on the next succeeding Business Day and an extension of time shall be included for such purposes.

     Any payment made after 3:00 p.m. (Toronto time) on a Business Day shall be deemed to be made on the next following Business Day.

Section 1.9       Accounting Principles.

     Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Indenture, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis. Wherever in this Indenture reference is made to generally accepted accounting principles, such reference shall be deemed to be to the generally accepted accounting principles from time to time approved by the Canadian Institute of Chartered Accountants, or any successor institute, applicable as at the date on which such calculation is made or required to be made in accordance with generally accepted accounting principles.

Section 1.10      Currency.

     Unless stated otherwise herein or in any Related Series Supplement, all amounts herein are stated in Canadian Dollars.

Section 1.11      References to Trust and Trustee

For greater certainty, where any reference is made in this Declaration, or in any other instrument to which the Trust or the Trustee, as trustee of the Trust, is party, to an act to be performed by, an obligation or liability of, an asset or right of, a discharge or release to be provided by, a suit or proceeding to be taken by or against, or a covenant, representation or warranty (other than relating to the constitution or existence of the Trust) by or with respect to
(i) the Trust; or (ii) the Trustee, such reference shall be construed and applied for all purposes as if it referred to an act to be performed by, an obligation or liability of, an asset or right of, a discharge or release to be provided by, a suit or proceeding to be taken by or against, or a covenant, representation or warranty (other than relating to the constitution or existence of the Trust) by or with respect to the Trustee as trustee of the Trust.

ARTICLE 2
                                    THE NOTES

Section 2.1       Notes.

(1) The aggregate Face Amount of Notes which may be issued pursuant to this Indenture is unlimited. The aggregate Face Amount of Notes of a Series which may be issued pursuant to this indenture is limited to the aggregate amount of Notes, if any, specified in the Related Series Supplement.

(2) The Notes of each Series issued from time to time hereunder shall have the Principal Terms specified in the Related Series Supplement.

Section 2.2       Requirements for Initial Creation of Notes.

     Debt Obligations of a Series may be created and issued or obtained by the Trust in accordance with the provisions hereof and the Related Series Supplement, provided that:

     (a) on or prior to the initial creation and issuance or obtaining of such Debt Obligations, the Trust shall have delivered to the Indenture Trustee a true copy of:

          (i)    the Declaration of Trust;

          (ii)   the Administration Agreement;

          (iii) the Related Asset Purchase Agreement executed and delivered by the Related Seller in connection with the Related Series Issuance Date and, if more than one Asset Purchase Agreement is to be executed and delivered by the Sellers in connection with such Series, the form or forms of Asset Purchase Agreement to be executed and delivered by such Sellers in connection with such Series after the Related Series Issuance Date;

          (iv) a Certificate of the Trust, dated the date of issuance of such Notes, stating that all conditions precedent to the issuance of such Debt Obligations and any other items specified in the Related Series Supplement shall have been satisfied or complied with;

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                                     - 20 -

          (v) the Related Series Supplement (including the forms of Notes of the Series);

          (vi)   the Related Paying Agency Agreement, if any;

          (vii) the form of the Related Funding Agreement and Credit Agreement, if any, in the case of Short Term Notes, and duly executed copies of any Related Funding Agreement, Related Hedging Contract and Related Credit Agreement, if any, for any Medium Term Notes or Loan Notes;

          (viii) the Related Agency Agreement or the Related Underwriting Agreement, if any, for such Notes;

          (ix) the Clearing Agency Letter of Representations, if any, for such Notes;

          (x) all other documents, instruments and agreements executed and delivered by the Trust in connection with the initial issuance of such Notes; and

          (xi) all opinions and other documents and instruments executed and delivered by any other Person in connection with the initial issuance of such Notes; and

     (b) the provisions of Section 2.3(2) shall have been satisfied on or before the date of issuance of such Debt Obligations.

Section 2.3       Creation and Issuance in Series.

(1) Debt Obligations may, at the election of the Trust, be created and issued in one or more Series with such further particular designations for the Debt Obligations of any Series as the Trust may determine. All Debt Obligations of the same Series and Class at any time outstanding shall be identical in all respects except for the denominations and dates thereof and as may be otherwise specified in the Related Series Supplement. All Debt Obligations of a particular Class or Series created and issued under this Indenture and any Related Series Supplement shall be in all respects entitled, equally and rateably with all other Debt Obligations of such Class or Series, to the benefits hereof and of the Related Series Supplement without preference, priority or distinction on account of the actual time or times of certification and delivery, except as otherwise provided pursuant to the Related Series Supplement.

(2) In order to create Debt Obligations of any Series hereunder, the Trust and the Indenture Trustee and each other Person party thereto shall, on or before the Related Series Issuance Date, execute and deliver a Related Series Supplement. The terms of such Related Series Supplement may amend, supplement, modify, restate or replace the terms of this Indenture solely as applied to such Debt Obligations. The obligation of the Indenture Trustee to execute and deliver the Related Series Supplement is subject to the satisfaction of the following conditions:

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                                     - 21 -

     (a) The Indenture Trustee shall have received a Certificate of the Trust certifying that, as of the date of such execution and delivery, (i) the representations and warranties set forth in Section 6.1 are true and correct in all material respects; (ii) the terms and provisions of
          Section 2.2 shall have been complied with, and (iii) the Related Series Accounts for such Debt Obligations shall have been established in accordance with this Indenture and the Related Series Supplement on or prior to the Related Series Issuance Date;

     (b) The Rating Agency Condition shall have been satisfied with respect to all then Outstanding Series of Notes;

     (c) All conditions precedent to the issuance of such Debt Obligations and any other items specified in the Related Series Supplement shall have been satisfied or complied with; and

     (d) The Indenture Trustee shall have received a legal opinion, in form and substance acceptable to the Indenture Trustee, of counsel for the Trust stating that all requirements imposed by the terms of this Indenture and the Related Series Supplement for the creation of such Debt Obligations have been fulfilled in accordance with the terms of this Indenture and such Series Supplement.

Section 2.4       Execution, Certification and Delivery.

(1) Debt Obligations of the Trust or Hedging Contracts entered into by the Trust shall be in the following forms:

     (a) The form of Notes of any Series or Class and the certificate of authentication of the Related Authenticating Agent to be endorsed thereon shall be substantially in the forms set out in the Related Series Supplement, with such appropriate insertions, omissions, substitutions and variations as may be approved by or permitted under the terms hereof or of the Related Series Supplement or as the Trust and the Related Authenticating Agent may approve.

     (b) The form of any Funding Agreement or Hedging Contract for any Series shall be substantially in the forms set out in the Related Series Supplement, with such appropriate insertions, omissions, substitutions and variations as may be approved by or permitted under the terms hereof or of the Related Series Supplement or as the Trust and the Related Funding Providers or Swap Counterparty, as applicable, may approve.

(2) The Trust may at any time and from time to time deliver Notes of any Series executed by it to the Related Authenticating Agent for certification.

(3) Subject to any Related Paying Agency Agreement for Short Term Notes of a Series, the Related Authenticating Agent shall certify Notes of a Series and each Class of the Series from time to time and make such Notes available for pick-up without receiving any consideration therefor upon receipt by and deposit with such Authenticating Agent of an Trust Order for the certification and delivery of such Notes specifying for each such Note the name of the registered holder and the Face Amount of each such Note and, in the case of Short Term Notes, the date, interest rate, if applicable, and maturity date of the Notes of such Series or Class.

(4) No Noteholder shall be entitled to any benefit under this Indenture and no Note shall be issued or, if issued, shall be valid or obligatory for any purpose unless there appears on such Note a certificate executed by the Related Authenticating Agent, by the manual or facsimile signature of one of its Responsible Officers or employees, and such certificate upon any Note shall be conclusive evidence that the Note has been duly certified and delivered hereunder. Any signature on behalf of the Trust or any guarantor of the Notes may be manual or by facsimile signature. Notes bearing the manual or facsimile signature of an individual who was at the time of execution a proper authorized signatory of the Trust, any guarantor of such Notes or the Related Authenticating Agent shall be valid and binding notwithstanding that any such individual shall have ceased to hold such office prior to the certification and delivery of such Notes or shall not have held such office at the date of issue of such Notes. Any certification of Notes issued hereunder shall not be construed as a representation or warranty as to the validity of this Indenture, the Related Series Supplement or the Notes (except as to the due certification thereof) and no Authenticating Agent shall in any respect be liable or answerable for the use made of the Notes or of the proceeds thereof. The certification of the Related Authenticating Agent signed on the Notes of any Series shall however be a representation and warranty by such Authenticating Agent that said Notes have been duly certified and delivered by or on behalf of such Authenticating Agent pursuant to the provisions of this Indenture and the Related Series Supplement.

(5) The certification and delivery of any Note by the Related Authenticating Agent shall constitute the issuance of such Note pursuant to the terms of this Indenture and the Related Series Supplement as of the date of such delivery.

(6) The Trust (or the Administrator on its behalf) shall advise the Indenture Trustee and any Related Paying Agent of the Face Amount, date of advance, maturity date and interest rate of each Loan made by a Funding Provider to the Trust and the Indenture Trustee shall record such information in the registers maintained by it pursuant to Section 2.6. The Trust (or the Administrator on its behalf) shall provide the Indenture Trustee with a true or photostatic copy of each Funding Agreement and Hedging Contract entered into by the Trust pursuant to the terms of any Series Supplement.

Section 2.5       Temporary Notes.

(1) Pending the preparation of Definitive Notes for a Series of Medium Term Notes, the Trust may execute, and upon receipt of an Trust Order the Authenticating Agent shall certify and deliver, temporary Notes of such Series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially in the form of the Definitive Notes in lieu of which they are issued and with such variations as the Trust and the Authenticating Agent may determine, as evidenced by the Authenticating Agent's certification of such Notes.

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                                     - 23 -

(2) If temporary Notes of a Series of Medium Term Notes are certified and delivered, the Trust shall cause Definitive Notes of such Series to be prepared without unreasonable delay.

(3) After the preparation of such Definitive Notes, the temporary Notes of such Series shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Note Registrar to be maintained as provided in Section 2.6, without charge to the holder. Upon surrender for cancellation of any one or more temporary Notes, the Trust shall execute and the Authenticating Agent shall certify and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall evidence the same debt and in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

(4) The provisions of this Section 2.5 do not apply with respect to Book-Entry Notes or Short Term Notes.

Section 2.6       Registration, Registration of Transfer and Exchange.

(1) The Trust will maintain in the City of Toronto, Ontario, an office or agency where Medium Term Notes of each Series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Trust in respect of the Notes and this Indenture may be served. The Trust hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes and the Corporate Trust Office of the Indenture Trustee shall be such office or agency. The Trust will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Trust shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Trust hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands under this Indenture or any Series Supplement.

(2) The Trust shall cause to be kept a register (the "Note Register") at the office or agency maintained pursuant to Section 2.6(1) in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Debt Obligations of each Series and the registration of transfers of Notes of each Series. The Indenture Trustee shall initially be the "Note Registrar" for the purpose of registering Debt Obligations of each Series and transfers of Notes of each Series as herein provided. If Notes of any Series or Class are issued to or to the order of the bearer, a notation to that effect, and particulars of each of such Debt Obligations, shall be recorded by the Note Registrar in the Note Register for such Series or Class. The Note Register pertaining to the Notes of any Series or Class will, at all reasonable times, be open for inspection by the Trust, the Indenture Trustee, the Administrator and any holder of Debt Obligations of such Series.

(3) Upon any resignation of any Note Registrar, the Trust shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

(4) If a Person other than the Indenture Trustee is appointed by the Trust as the Note Registrar for any Series or Class, the Trust will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register for such Series or Class, and the Indenture Trustee shall have the right to inspect each Note Register at all reasonable times, to obtain copies thereof and to rely upon a certificate executed on behalf of the Note Registrar by an Responsible Officer thereof as to the names and addresses of the Holders of the Notes and the Face Amounts or principal amounts and number of such Notes.

(5) If the Note Registrar for any Series is not the Authenticating Agent or the Paying Agent for such Series or any Class of such Series, the Note Registrar shall have the right to inspect the records of each Authenticating Agent and Paying Agent with respect to the Debt Obligations of each Series and Class at all reasonable times, to obtain copies thereof and to rely upon a certificate executed on behalf of the applicable Authenticating Agent or Paying Agent by a Responsible Officer thereof as to the names and addresses of the Holders of the Debt Obligations and the principal amounts and number of such Debt Obligations.

(6) Upon surrender for registration of transfer of any Note at the office or agency of the Trust to be maintained as provided in Section 2.6(1), the Trust shall execute, the Authenticating Agent shall certify and the Noteholder shall obtain from the Authenticating Agent, in the name of the designated transferee or transferees, one or more new Notes of such Series or Class in any authorized denominations of a like aggregate principal amount.

(7) At the option of the Holder, Notes may be exchanged for other new Notes of the same Series and Class in any authorized denominations of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Trust shall execute, the Authenticating Agent shall certify and the Noteholder shall obtain from the Authenticating Agent, the Notes that the Noteholder making the exchange is entitled to receive.

(8) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Trust, evidencing the same debt and entitled to the same benefits under this Indenture and the Related Series Supplement as the Notes surrendered upon such registration of transfer or exchange.

(9) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Related Authenticating Agent duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Authenticating Agent, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Authenticating Agent in addition to, or in substitution for, STAMP.

(10) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.8 not involving any transfer. Payment of such charges, (i) in respect of Medium Term Notes, will be made by the party requesting the exchange or transfer as a condition precedent thereto; and (ii) in respect of Short Term Notes of any Series, will be satisfied from the Related Collateral and constitute a Series Expense for such Series under the Related Series Supplement.

(11) The Note Registrar shall not be required to make transfers or exchanges of any Medium Term Notes for the period beginning on the close of business on the day which is 15 Business Days prior to a Related Payment Date through to and including such Related Payment Date.

Section 2.7       Persons Entitled to Payment.

(1) The Trust, the Indenture Trustee, any Related Note Registrar, any Related Paying Agent and the Administrator may deem and treat the bearer of any Note payable to bearer as the absolute owner of such Note and shall not be affected by any notice to the contrary.

(2) The registered holder of any Note registered to a named payee or the transferee thereof, if such Note has been transferred in accordance with the provisions of Section 2.6, and any holder of a Note in bearer form, shall upon presentation of such Note be entitled to the principal moneys and interest, if any, (less any taxes required to be deducted pursuant to applicable laws) evidenced by such Note, free from all equities or rights of set-off or counterclaim between the Trust and the original or any intermediate holder thereof, and all Persons may act accordingly.

(3) Delivery of a Note to the Related Paying Agent by the holder of such Note shall, upon payment thereof, be a good discharge to the Trust of all obligations evidenced by such Note.

Section 2.8       Mutilated, Destroyed, Lost or Stolen Notes.

(1) If: (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Indenture Trustee and the Trust to hold the Indenture Trustee and the Trust, respectively, harmless, then, in the absence of notice to the Trust, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Trust shall execute, and upon its request the Related Authenticating Agent shall certify and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Trust may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note (or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence), a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Trust and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered (or payment made) or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trust or the Indenture Trustee in connection therewith.

(2) Upon the issuance of any replacement Note under this Section, the Trust may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

(3) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Trust, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

(4) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.9       Cancellation

All Notes surrendered for payment, registration of transfer, exchange or redemption shall be promptly cancelled by the Note Registrar or the Paying Agent to which such Notes are surrendered. The Trust may at any time deliver to the Related Note Registrar or any Related Paying Agent for cancellation any Notes previously certified and delivered hereunder that the Trust may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the such Note Registrar or Paying Agent. No Notes shall be certified in lieu of or in exchange for any Notes cancelled as provided in this Section except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the applicable Note Registrar or Paying Agent in accordance with its standard retention or disposal policy as in effect at the time.

Section 2.10      Protection of Notes.

(1) Each Authenticating Agent for a Series or Class of Notes shall hold in safekeeping the Notes of such Series or Class which have not been issued (but which have been delivered to such Authenticating Agent by or on behalf of the Trust) pending receipt of an Trust Order. Each Authenticating Agent shall acknowledge receipt of the Notes so delivered by signing and returning to the Trust an acknowledgement of receipt of such Notes, such acknowledgement to be in a form satisfactory to the Trust.

(2) An Authenticating Agent's responsibility for any Notes held in its custody hereunder shall be limited to using the same diligence in physically safeguarding such Notes as it does for its own securities. An Authenticating Agent shall account for the unissued Notes held in its custody whenever so required by the Trust. If at any time an Authenticating

     Agent shall discover that any of such Notes have been lost, damaged, destroyed, stolen or misappropriated, it shall promptly advise the Trust thereof and identify such Notes.

Section 2.11      Book-Entry Notes.

(1) Unless otherwise provided in the Related Series Supplement for any Series and subject to Section 2.11(2), Notes of any Series or Class, upon original issuance, shall be issued under the Book-Entry System, in the form of one or more typewritten Note certificates to be delivered to the Clearing Agency by or on behalf of the Trust in respect of such Series or Class. The Notes shall initially be registered on the applicable Note Registers in the name of the Clearing Agency or its nominee and no Note Owner will receive Definitive Notes representing such Note Owner's interest in the Notes of any Series or Class, except as provided in Section 2.11(2) or the Related Series Supplement. Unless and until Definitive Notes of any Series or Class have been issued to the applicable Noteholders pursuant to Section 2.11(2) or as otherwise specified in the Related Series Supplement:

     (a)  The provisions of this Section 2.11 shall be in full force and effect;

     (b) The Trust, the Indenture Trustee, any Related Authenticating Agent, any Related Paying Agent and the Administrator may deal with the Clearing Agency for all purposes (including the making of payments and the delivery of any notice, report or other communication) as the registered holder of Notes of the applicable Series or Class and as the authorized representative of the respective Note Owners of the applicable Series or Class;

     (c) To the extent that the provisions of this Section 2.11 conflict with any other provisions of this Indenture, the provisions of this Section
          2.11 shall control;

     (d) The rights of the respective Note Owners of such Series or Class shall be exercised only through the Clearing Agency (directly or by proxy in favour of the respective Participants) and shall be limited to those established herein and by law;

     (e) All transfers and exchanges of Book-Entry Notes of such Series or Class must be made through the Book-Entry System and any person transferring a Book-Entry Note of such Series or Class in such manner shall be deemed to have transferred to the transferee all of such Person's rights and obligations in respect thereof; all transferees of Book-Entry Notes of such Series or Class shall be deemed to have received and accepted such transfer and be deemed to have agreed to be bound by the provisions of this Indenture; and

     (f) For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, holders of Notes evidencing a specified percentage of the aggregate unpaid principal amount of Notes of any Series or Class then outstanding, the Indenture Trustee is entitled to act and rely upon the instructions of the Clearing Agency that it has received instructions, directly or indirectly through their respective Participants, to such effect from Note Owners owning or representing, respectively, the requisite percentage of Notes of such Series or Class.

(2) If Book-Entry Notes of any Series or Class have been issued and (i) the Trust or the Administrator advises the Indenture Trustee and any Related Note Registrar in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as the Clearing Agency with respect to such Notes or that the Clearing Agency has ceased to be a recognized clearing agency under the Act or any other applicable securities laws and the Trust or the Administrator is unable to locate a qualified successor; (ii) the Trust or the Administrator, at its option, advises the Indenture Trustee and any Related Note Registrar that it elects to terminate the use of the Book-Entry System with respect to the Notes of such Series or Class; or (iii) after the occurrence of a Related Event of Default or a Related Servicer Termination Event, Note Owners evidencing more than 50% of the aggregate unpaid principal amount then outstanding of the Notes of the affected Series or Class advise the Indenture Trustee through the Clearing Agency in writing, that the continuation of the Book-Entry System with respect to such Notes is no longer in the best interests of the Note Owners with respect to such Notes, then the Related Note Registrar shall notify the relevant Note Owners of such Notes, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender by the Clearing Agency of the global certificate or certificates representing the Notes of any affected Series or Class and accompanied by registration instructions from the Clearing Agency for re-registration, the Trust shall execute, and the Related Authenticating Agent shall certify and deliver, Definitive Notes for such affected Series or Class in accordance with the instructions of the Clearing Agency. None of the Trust, the Indenture Trustee or the Related Note Registrar shall be liable for any delay in delivery of such instructions and may conclusively act and rely on, and shall be protected in acting and relying on, such instructions. Upon the issuance of such Definitive Notes, the Trust, the Indenture Trustee, each Related Authenticating Agent, each Related Paying Agent and the Administrator shall recognize the holders of such Definitive Notes as Noteholders hereunder.

(3) If Definitive Notes of a Series or Class have been issued and thereafter the Related Note Registrar advises the Trust of the availability of the Book-Entry System for such Notes, the Trust may agree to allow for the re-registration of such Definitive Notes under the Book-Entry System and the Related Registrar shall forthwith deliver notice thereof to each registered holder of such Notes. Upon surrender by any such Noteholder of its Definitive Note accompanied by instructions for re-registration of the Note under the Book-Entry System, such Note shall thereafter be re-issued under the Book-Entry System and be subject to Sections 2.11(1), (2) and
     (3), mutatis mutandis.

Section 2.12      Notices To Clearing Agency

Whenever a notice or other communication to the Noteholders of any Series or Class is required under this Indenture or any Related Series Supplement, unless and until Definitive Notes have been issued to Note Owners of such Series or Class, the Indenture Trustee shall give all such notices and communications to the Clearing Agency.

Section 2.13      Payment of Amounts Due on Maturity of Notes.

(1) The entire principal amount of each Note shall, except as otherwise specified in the Related Series Supplement, be due and payable on the maturity thereof unless such Note becomes due and payable at an earlier date by acceleration, call, redemption or otherwise.

(2) Subject to the provisions of the Related Series Supplement, on or before 1:00 p.m. (Toronto time) on each maturity date for Notes of a Series or Class outstanding hereunder, the Trust will pay from the Related Series Payment Accounts, to each of the Holders entitled to receive payment, the principal amount of the Note of the Series or Class together with any accrued and unpaid interest thereon (unless provided to the contrary in the Related Series Supplement, payable in the same currency), less any taxes required to be deducted pursuant to applicable laws, upon surrender of the Holder's Note at any branch of the Related Paying Agent designated by it from time to time. The payment of such amount shall satisfy and discharge the liability of the Trust and the Related Paying Agent for such Notes and such Notes shall thereafter not be considered as outstanding hereunder and each Holder, subject to Section 2.14, shall have no other right to receive payment of the amount to which such Holder is entitled.

Section 2.14      Periodic Payments on Medium Term Notes.

(1) The Medium Term Notes of any Series or Class shall accrue interest as provided in the Related Series Supplement. Interest on any Medium Term Note for any period shall accrue from day to day on the outstanding principal amount of each Note during such period and at the interest rate, and calculated and compounded in the manner, specified in the Related Series Supplement.

(2) Unless otherwise provided in any Related Series Supplement, periodic payments of principal of, and accrued and unpaid interest on, each Medium Term Note of any Series or Class will be made on or before 1:00 p.m. (Toronto time) on each Related Payment Date for such Series or Class.

(3) Any instalment of interest or principal, if any, payable on any Medium Term Note (less any taxes required to be deducted pursuant to applicable law) that is punctually paid or duly provided for by the Trust on any Related Payment Date shall be paid to the Person in whose name such Note is registered on the Record Date by cheque mailed first-class, postage prepaid, at least 5 days prior to such Related Payment Date to such Person's address as it appears on the Note Register on such Record Date. The forwarding of such cheques to the Noteholders of a Series or Class of Medium Term Notes shall satisfy and discharge the liability of the Trust for the indicated principal amount and accrued interest upon the Medium Term Notes of the related Series or Class to the extent of the sums represented thereby (less the amount of any taxes deducted in accordance with applicable law) unless such cheque is not paid on presentation. In the event of non-receipt of such cheque by such Noteholder or the loss or destruction thereof, the Related Paying Agent, upon being furnished reasonable evidence of such non-receipt, loss or destruction, and indemnity reasonably satisfactory to the Related Paying Agent, shall issue or cause to be issued to such Noteholder a replacement cheque for the amount of such cheque. The funds represented by any such cheques returned undelivered shall be held and dealt with in accordance with Section 12.1(4)

(4)  Notwithstanding Section 2.14(4):

     (a) Unless Definitive Notes have been issued, with respect to Notes of a Series or Class registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be CDS & Co.), payment will, subject to the terms of any related Clearing Agency Letter of Representations, be made by cheque delivered to the Clearing Agency or by wire transfer in immediately available funds to the account designated by such nominee; and

     (b) The final instalment of principal payable with respect to any Medium Term Note (and except for the Redemption Price for any such Note called for redemption pursuant to the Related Series Supplement) shall be payable as provided in this Section 2.14(4)(b). The Indenture Trustee shall notify the Person in whose name a Medium Term Note is registered at the close of business on the Record Date preceding the Related Payment Date on which the Trust expects that the final instalment of principal of and interest on such Note will be paid. Such notice shall be mailed no later than five days prior to such final Payment Date and shall specify that such final instalment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such instalment. Notices in connection with redemptions of Medium Term Notes shall be mailed to Noteholders as provided in the Related Series Supplement.

     (5) Notwithstanding any provision of this Indenture or any Related Series Supplement to the contrary, the Trust may enter into any agreement with any Holder of a Medium Term Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, at the sole cost and expense of such Holder, that is different from the methods provided for in this Indenture or the Related Series Supplement for such payments or notices. The Trust will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

Section 2.15      Interest Act.

     For the purposes of the Interest Act (Canada), each yearly rate of interest in respect of which interest is calculated on any basis other than a full calendar year is equivalent to such rate of interest multiplied by a fraction the numerator of which is the actual number of days in the calendar year in which such yearly rate of interest is applicable or to be ascertained and the denominator of which is the number of days comprising such other basis.

                                   ARTICLE 3
                                    SECURITY

Section 3.1       Security for the Obligations.

(1) Subject to Sections 3.1(2) and 3.3, as security for the due payment of all Obligations including, without limitation, all principal of and interest, if any, on the Notes from time to time issued and certified under this Indenture and the Series Supplements, and the performance by the Trust of all of the obligations of the Trust herein contained in relation thereto, the Trust hereby:

     (a) Mortgages, charges, pledges, grants, transfers, assigns, hypothecates and sets over unto the Indenture Trustee for the benefit of the Specified Creditors as and by way of a fixed and specific mortgage, assignment, pledge, hypothec and charge and grants to the Indenture Trustee for the benefit of the Specified Creditors a security interest in (i) all right, title and interest of the Trust in and to all Purchased Interests now owned or hereafter acquired by the Trust and all Programme Agreements to which the Trust is now or hereafter may become party; (ii) all debts, accounts, claims, moneys and choses in action which now are or which may at any time hereafter be due or owing to or owned by the Trust, and also all securities, bills, notes, evidences of deposits of money, and other documents now held or owned or which may be hereafter taken, held or owned by the Trust, or anyone on behalf of the Trust, and all renewals thereof, accretions thereto, substitutions therefor and all interest, income and revenue arising therefrom or by virtue thereof, including, without limitation, all debts, collections, demands and choses in action now or hereafter owing to the Trust pursuant to any of the Programme Agreements, (iii) all amounts or Eligible Investments now or hereafter deposited in or credited to all Series Accounts, all interest or investment earnings thereon and the proceeds thereof; and (iv) all proceeds of the properties, assets and undertakings described in clauses (i) to (iii) above now owned or hereafter acquired by the Trust; and

     (b) Mortgages, charges, pledges, grants, transfers, assigns, hypothecates and sets over unto the Indenture Trustee for the benefit of the Specified Creditors, a floating charge over all of the property, assets and undertaking now owned or hereafter acquired by the Trust.

(2)  Notwithstanding the foregoing:

     (a) The Related Collateral for any Series shall be subject to the Liens in favour of the Indenture Trustee created pursuant to Section 3.1 or the Hypothec solely as security for and to secure the Obligations of the Trust hereunder and under any Related Series Supplement in favour of the Related Specified Creditors for such Series.

     (b) Funds or Eligible Investments on deposit in or credited to any Related Series Account (including interest and investment earnings thereon) and funds available pursuant to any Related Funding Agreement, Related Credit Agreement or

          Reserve in respect of any Series shall be allocated to and held by the Indenture Trustee as part of the Related Collateral securing the obligations of the Trust in favour of the Related Specified Creditors of such Series in accordance with the terms of the Related Series Supplement and any Related Programme Agreements.

     (c) With respect to the Debt Obligations of any Series and other debts, liabilities and obligations of the Trust to the Related Specified Creditors for such Series:

          (i) the Related Collateral shall be held as security for the due payment of the Related Obligations alone;

          (ii) the Related Obligations shall be secured solely by the Related Collateral, recourse against the Trust for payment of the Related Obligations shall be limited solely to the Related Collateral, and, if the Related Collateral is insufficient to pay any Related Obligations in full, any amount not paid by the Trust to the holder of such unpaid Related Obligations shall not constitute a claim in any bankruptcy, insolvency or other Proceeding by or against the Trust; and

          (iii) the Related Specified Creditors shall not have the right to claim against the Trust or participate in the insolvency of the Trust as unsecured creditors other than, and only to the extent that, such claim or participation is necessary to permit recourse to the Related Collateral, it being understood that:

                 (A) the Related Specified Creditors in respect of any Series shall not be entitled to receive payment from, and in enforcing the rights of the Indenture Trustee and such Related Specified Creditors hereunder or under any Related Series Supplement, recourse by the Indenture Trustee and such Related Specified Creditors against the Trust Property and the Collateral shall not be had against, the Related Collateral for any other Series or the Related Specified Creditors for such other Series;

                 (B) the Related Specified Creditors in respect of any Series shall not be entitled to receive payment from or to enforce the rights of the Indenture Trustee against any part of the Related Collateral for any other Series;

                 (C) each Related Specified Creditor shall only be entitled to payments from or proceeds of the Related Collateral as specified in the Related Series Supplement; and

                 (D) notwithstanding any term of provision of the Hypothec, the terms and provisions of this Indenture and the Related Series Supplements shall govern recourse to the Collateral by all Specified Creditors.

     (d) The Related Collateral for any Series and the Related Obligations shall not include the Related Collateral for any other Series unless the Related Series Supplement for such other Series so provides.

Section 3.2       Habendum.

     To have and to hold the Collateral and all rights hereby conferred unto the Indenture Trustee, its successors and assigns forever but in trust nevertheless for the benefit of the Specified Creditors and for the uses and purposes and subject to the terms and conditions herein set forth.

Section 3.3       Security Valid Irrespective of Advance of Moneys.

     The Trust acknowledges that value has been given and that the security granted pursuant to Section 3.1 shall attach and be effective on the date of execution of this Indenture and when the Trust has rights in the Collateral, whether or not the moneys and the Notes or any other evidence of Obligations or any part thereof hereby secured or intended to be hereby secured shall be advanced or issued before or after or upon the date of the execution of this Indenture.

Section 3.4       Satisfaction and Discharge.

(1) The Indenture Trustee will from time to time, upon the receipt of an Trust Order and at the expense of the Trust, cancel and discharge any of the security constituted by this Indenture and execute and deliver to the Trust such assignments or other instruments as are required to discharge any of the security constituted hereby and reconvey to the Trust any property subject to any of the security constituted hereby, free and clear of such security, and to effect the cancellation or partial discharge of any registration or recording of the Lien or other encumbrance created hereby, and to release the Trust from this Indenture and the obligations hereof and the covenants herein contained (other than the provisions relating to the indemnification of the Indenture Trustee) at such time as the Trust has provided the Indenture Trustee with evidence reasonably satisfactory to the Indenture Trustee that the Trust has paid and satisfied all Obligations to which such security relates at the times and in the manner therein and herein provided.

(2) If, (i) pursuant to the terms of any Funding Agreement, Credit Agreement or Asset Purchase Agreement, any Purchased Interest (or part thereof) is to be conveyed to the Related Funding Provider, Related Credit Provider or Related Seller or Related Servicer, respectively, or any other Person; or
     (ii) with respect to the Debt Obligations of or other Obligations relating to any Series, any payment is made from the Related Series Accounts in accordance with the terms of this Indenture and the Related Series Supplement, such conveyance or payment shall be (x) effective automatically without the necessity of any Trust Order, whether such conveyance or payment shall occur before or after any Related Event of Default, and (y) made free and clear of the security constituted hereby and any other provision hereof and the Indenture Trustee shall be deemed to have taken all action contemplated by Section 3.5(1) to effect such conveyance or payment.

                                   ARTICLE 4
                POSSESSION AND USE OF COLLATERAL; SERIES ACCOUNTS

Section 4.1       General.

(1) Subject to the express terms of this Indenture and the Related Series Supplement, until, in respect of the Notes of any Series, the Related Obligations have become due and payable pursuant to Section 7.2, the Trust will be permitted to possess and use the Related Collateral in connection with the activities of the Trust, including, without limitation, the right to exercise all of its rights and perform all of its obligations under each Related Programme Agreement and otherwise and enter into Related Hedging Contracts without consultation with or the consent of the Indenture Trustee.

(2) Each Note and other Obligation is issued or obtained by the Trust on the express understanding and acknowledgement of each related Specified Creditor that the rights under or in respect of such Obligation are subject in all respects to the priority and sharing arrangements set forth herein and in the Related Series Supplement, and to the provisions set forth herein and therein regarding allocation of payments for such Obligations. The benefit of this Indenture shall be allocated and shared among the Trust and the Specified Creditors in accordance with the terms hereof and any Related Series Supplement.

Section 4.2       Series Accounts.

(1) The Trust shall establish and maintain the Series Accounts for each Series in accordance with the terms of the Related Series Supplement and the Related Asset Purchase Agreements.

(2) The Trust shall establish and maintain within each Series Account such sub-ledgers and sub-accounts for each class or type of payment received by the Trust and deposited to such Series Account as are necessary to ensure that all payments and distributions of or in respect of the Related Purchased Interest and the Related Obligations are paid or distributed in accordance with the Related Series Supplement and the other Related Programme Agreements. Until the Related Obligations have become due and payable pursuant to Section 7.2, the Trust shall have access to such Series Accounts and may use the funds in such accounts for any purpose not in violation of this Indenture or the Related Programme Agreements.

Section 4.3       Location of Accounts.

     Unless otherwise provided in the Related Series Supplement for any Series,
(a) each Related Series Account shall be an Eligible Deposit Account, and (b) if, at any time, any Series Account ceases to be an Eligible Deposit Account, the Trust (or the Administrator on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Related Rating Agency may consent) establish a new Series Account as an Eligible Deposit Account in replacement of such ineligible Series Account and shall transfer any cash and/or any Eligible Investments on deposit in or credited to such ineligible Series Account to such new Series Account.

                                   ARTICLE 5
                             COVENANTS OF THE TRUST

Section 5.1       Positive Covenants.

     The Trust hereby covenants and agrees with the Indenture Trustee that, so long as any Obligations remain outstanding and except as otherwise provided in any Related Series Supplement for any Series or as otherwise permitted by the prior written consent of the Indenture Trustee, it shall with respect to each such Series:

     (a) Pay Obligations. Duly and punctually pay or cause to be paid to every Related Debtholder the principal and interest, if any, of the Related Debt Obligations held by such Debtholder on the date, at the place and in the manner provided for in this Indenture, each Related Series Supplement and the Related Debt Obligations and duly and punctually pay all Related Obligations to the applicable Related Specified Creditors, in each case, in the manner provided for in the Related Transaction Documents;

     (b) Maintain Existence. Maintain its existence, residence, rights and franchises as a trust under the laws of the Province of Ontario and obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Related Debt Obligations, the other Related Transaction Documents and the Related Collateral.

     (c) Perform Obligations. Punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Related Transaction Documents and in the instruments and agreements included in the Related Collateral, including filing or causing to be filed all PPSA financing statements and financing change statements required to be filed by this Indenture and the Related Asset Purchase Agreements in accordance with and within the time periods provided for herein and therein.

     (d) Notice of Servicer Termination Event. If the Trust shall have knowledge of the occurrence of a Related Servicer Termination Event, promptly notify the Indenture Trustee and the Related Rating Agencies thereof, and specify in such notice the action, if any, the Trust is taking with respect to such default. If a Related Servicer Termination Event shall arise from the failure of a Related Servicer to perform any of its duties or obligations under any Related Asset Purchase Agreement with respect to the related Purchased Interest, the Trust shall take all reasonable steps available to it to remedy such failure in accordance with the terms of the Related Transaction Documents.

     (e) Successor Servicer. As promptly as possible after the giving of notice of termination to a Related Servicer of the Related Servicer's rights and powers pursuant to a Related Asset Purchase Agreement or Related Servicing Agreement, the Trust shall appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the previous Related Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may resign as a Related Servicer by giving written notice of such resignation to the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a Successor Servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer under the affected Related Asset Purchase Agreement. Any Successor Servicer shall: (i) satisfy the eligibility criteria set out in the Related Series Supplement, and (ii) enter into a servicing agreement with the Trust having substantially the same provisions as the provisions of the Related Asset Purchase Agreement applicable to the Related Servicer. If within 30 days after the delivery of the notice referred to above, the Trust shall not have obtained such a Successor Servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such Successor Servicer as it and such Successor Servicer shall agree, subject to the limitations set forth below and in the Related Asset Purchase Agreement, and in accordance with the Related Asset Purchase Agreement, the Trust shall enter into an agreement with such Successor Servicer for the servicing of the Related Purchase Interest (such agreement to be in form and substance satisfactory to the Indenture Trustee). If the Indenture Trustee shall succeed to the previous Related Servicer's duties as servicer of the related Purchased Interest as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article 11 shall be inapplicable to the Indenture Trustee in its duties as a Related Successor Servicer and the servicing of the related Purchased Interest. In case the Indenture Trustee shall become a Related Successor Servicer under a Related Asset Purchase Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates; provided, that it shall be fully liable for the actions and omissions of such Affiliate in its capacity as Successor Servicer.

          Upon any termination of a Related Servicer's rights and powers pursuant to a Related Asset Purchase Agreement, the Trust shall promptly notify the Indenture Trustee. As soon as a Successor Servicer is appointed, the Trust shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer.

     (f) Notice of Events of Default. The Trust shall give the Indenture Trustee and the Related Rating Agencies, Related Funding Agents and Related Credit Providers, if any, prompt written notice of each Related Default and each Related Event of Default hereunder or under the Related Series Supplement.

     (g) Annual Statement As To Compliance. The Trust will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Trust (commencing with the fiscal year 2002), a Certificate of the Trust stating that:

          (i) a review of the activities of the Trust during such year and of performance under this Indenture and the Series Supplements has been made under a Responsible Officer's supervision; and

          (ii) to the best of such Responsible Officer's knowledge, based on such review, the Trust has complied with all conditions and covenants under this Indenture and the Series Supplements throughout such year or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Responsible Officer and the nature and status thereof.

     (h) Pay Taxes. Withhold, pay or cause to be paid all taxes, government fees and dues levied, assessed or imposed upon the Trust and its property or any part thereof, as and when the same become due and payable; provided that the Trust may protest the payment of any such taxes, fees or dues if it is acting in good faith and if it either provides the Indenture Trustee with cash in an amount sufficient to satisfy the same or otherwise satisfies the Indenture Trustee that its interests are not prejudiced thereby and the Rating Agency Condition is satisfied;

     (i) Further Assurances. The Trust will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, financing change statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) maintain or preserve the Lien, and the priority of, this Indenture or carry out more effectively the purposes hereof;

          (ii) perfect, publish notice of or protect the validity of any Lien made or created or to be made or created by this Indenture;

          (iii)  enforce any of the Collateral; or

          (iv) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Specified Creditors in such Collateral against the claims of all Persons.

     (j) Change of Name. Immediately notify the Indenture Trustee and each Rating Agency of any change in name of the Trustee or the Trust.

     (k) Change of Address. Immediately notify the Indenture Trustee and each Rating Agency of any change in address of the Trustee or the Trust.

Section 5.2       Negative Covenants.

     The Trust hereby covenants and agrees with the Indenture Trustee that, so long as any Related Obligations for a Series remain outstanding and except as otherwise permitted by (i) the Indenture Trustee or (ii) this Indenture and the other Related Transaction Documents, it shall not, and shall not permit the Administrator to, with respect to such Series:

     (a) No Sale. Sell, transfer, exchange or otherwise dispose of any of the Related Collateral unless directed to do so by the Indenture Trustee;

     (b) Limit Activities. Engage in any activity other than the activities contemplated by the Related Transaction Documents.

     (c) Liquidation, Dissolution. Dissolve or liquidate the Trust or terminate the Declaration of Trust until all Holders of the Debt Obligations and the other Specified Creditors have been paid in full.

     (d) Impair Security. Permit (i) the validity or effectiveness of the Lien on the Related Collateral created under this Indenture to be impaired or permit the Lien created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any Lien (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Related Collateral or any part thereof or any interest therein or the proceeds thereof or
          (iii) permit the Lien of this Indenture not to constitute a valid first priority (other than (x) with respect to any tax lien, mechanics' lien or other lien not considered a Lien or (y) any Permitted Lien in the Related Collateral).

     (e) Create Indebtedness. Create, incur, assume or guarantee any indebtedness or obligation (other than Related Obligations) which are secured by, or permit any obligations (other than Related Obligations) to have recourse to any Related Collateral for any Series.

     (f) Loans and Investments. Make any loan to or investment in, or give any guarantee on behalf of or other financial assistance to, any Person.

     (g) Claim Set-off. Claim any credit on, or make any deduction from the principal or interest payable in respect of the Related Debt Obligations (other than amounts properly withheld from such payments under the Income Tax Act (Canada) or applicable provincial law) or assert any claim against any present or former Debtholder by reason of the payment of the taxes levied or assessed upon any part of the Trust other than taxes, interest and penalties in respect of withholding taxes under the Income Tax Act (Canada) or applicable provincial law in respect of payments on the Related Debt Obligations.

     (h) Dealings with Collateral, etc. Take any action, nor permit any action to be taken by others, that would release any Person from any material covenants or obligations under any instrument or agreement included in the Related Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Related Programme Agreements.

     (i) Amendment, Waiver, Etc. Except as otherwise expressly provided or contemplated in the Related Series Supplement or the other Related Transaction Documents for such Series (other than this Indenture or the Related Series Supplement):

          (i) amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Related Transaction Documents (other than this Indenture or the Related Series Supplement), or

          (ii) waive, or consent to a postponement of, timely performance, observance or compliance of or with the terms and provisions thereof,

          unless (x) the Rating Agency Condition shall have been satisfied with respect thereto and (y) if any such action would adversely affect the interests of any Related Debtholder in any material respect, the Indenture Trustee or the Holders of at least a majority of the Outstanding Amount of the Related Debt Obligations shall have consented thereto; provided, however, that if any such amendment, modification, waiver, agreement, termination or consent, would adversely affect the interests of any Related Specified Creditor other than a Related Debtholder, the Trust shall obtain the prior consent of such Related Specified Creditor to such amendment, modification, waiver, agreement, termination or consent. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such Holders, the Trust agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

     (j) Removal of Administrator. Consent to the resignation of the Administrator or remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

Section 5.3       Indenture Trustee May Perform Covenants.

     If the Trust fails to perform any of its covenants herein contained, with respect to any Series, the Indenture Trustee may, but shall not be obligated to, upon the receipt of indemnification and funding reasonably acceptable to the Indenture Trustee as provided in Sections 11.3(2) and (3), perform or cause to be performed the covenant if the covenant is capable of being performed by the Indenture Trustee and, if the covenant requires the expenditure of money, the Indenture Trustee may make the expenditure with its own funds or with money borrowed by or advanced to it for such purpose, but will be under no obligation so to do; and all sums so expended will (i) constitute Series Expenses for the Series in respect of which such expenditures were incurred, (ii) bear interest at the rate of interest charged to the Indenture

Trustee by its bankers from the date of expenditure until repayment and will (together with such interest) be paid by the Trust upon demand, (iii) until paid, form part of the Related Obligations and constitute a charge or lien on the Related Collateral to which such covenant related in priority to the security hereby constituted, and (iv) be payable out of any proceeds of the Related Collateral coming into possession of the Indenture Trustee hereunder. No performance or payment by the Indenture Trustee will be deemed to relieve the Trust from the consequences of the occurrence of any Related Event of Default hereunder.

                                   ARTICLE 6
                         REPRESENTATIONS AND WARRANTIES

Section 6.1       Representations and Warranties of the Trust.


     The Trust hereby represents and warrants to the Indenture Trustee and shall be deemed to represent and warrant to the Indenture Trustee on the Series Issuance Date for any Series that:

     (a) Valid Existence and Due Qualification. The Trustee is a valid and subsisting trust company (as defined in the Trust and Loan Companies Act (Canada)) under the laws of Canada and the Trust is a duly created trust under the laws of the Province of Ontario. The Trustee (i) is duly qualified to carry on its business in each jurisdiction in which it carries on business, including, without limitation, the power and authority and legal right to acquire Purchased Interests, (ii) has the power and authority to enter into and perform its obligations under this Indenture and the other Programme Agreements, instruments and agreements executed and delivered by it on such date, (iii) has the power and capacity to own its property and carry on its business as currently conducted and (iv) has obtained all material licences, permits and approvals from all governments, governmental commissions, boards and other agencies required in respect of its operations;

     (b) Due Authorization; Enforceability. The execution, delivery and performance of this Indenture, the other Programme Agreements executed and delivered by it on such date and every instrument or agreement executed and delivered by it pursuant hereto and thereto on such date has been duly authorized by all requisite action and this Indenture and such other Programme Agreements, instruments and agreements have been duly executed and delivered by the Trustee on behalf of the Trust and constitute valid and binding obligations of the Trust enforceable against the Trust in accordance with their respective terms subject to
          (i) applicable bankruptcy, insolvency, moratorium and similar laws affecting the enforcement of creditors rights generally and (ii) equitable principles which may limit the availability of certain remedies including the remedy of specific performance;

     (c) No Litigation. To the best knowledge of the Trustee, there are no actions, suits or proceedings existing or threatened against or affecting the Trust at law or in equity or before or by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, which would result in any material adverse change in the business, operations, prospects, properties, assets or condition, financial or otherwise, of the Trust or in the ability

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                                     - 41 -

          of the Trust to perform its obligations under this Indenture, the other Programme Agreements executed and delivered by it on such date or any agreement or instrument delivered pursuant hereto or thereto on such date;

     (d) No Conflict. Neither the execution nor delivery of this Indenture or any agreements or instruments executed and delivered pursuant hereto on such date, the consummation of the transactions herein and therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof conflicts with or will conflict with, or results or will result in any breach of, or constitutes a default under, any of the provisions of the Declaration of Trust or any agreements or instruments to which the Trust is a party or by which it or any of its property and assets are bound.

     (e) Residency. The Trustee is not a non-resident of Canada within the meaning of the Income Tax Act (Canada).

Section 6.2       Representations and Warranties of the Indenture Trustee.

     The Indenture Trustee hereby represents and warrants to the Trust and shall be deemed to represent and warrant to the Trust on the Series Issuance Date for any Series that:

     (a) Valid Existence and Due Qualification. The Indenture Trustee (i) is a valid and subsisting trust company (as defined in the Trust and Loan Companies Act (Canada)) under the laws of Canada, (ii) is duly qualified to carry on its business in each jurisdiction in which it carries on business, (iii) has the power and authority to enter into and perform its obligations under this Indenture and the other Programme Agreements, instruments and agreements executed and delivered by it on such date, (iv) has the power and capacity to own its property and carry on its business as currently conducted and (v) has obtained all material licences, permits and approvals from all governments, governmental commissions, boards and other agencies required in respect of its operations;

     (b) Due Authorization. The execution, delivery and performance of this Indenture and the other Programme Agreements, instruments and agreements executed and delivered by it on such date have been duly authorized by all requisite action and this Indenture and such other Programme Agreements, instruments and agreements have been duly executed and delivered by the Indenture Trustee;

     (c) No Litigation. To the best of the Indenture Trustee's knowledge, there are no proceedings, actions or suits existing or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (i) asserting the invalidity of this Indenture, or any Series Supplement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or any Series Supplement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture or any Series Supplement;

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                                     - 42 -

     (d) No Conflict. Neither the execution nor delivery of this Indenture, the other Programme Agreements or any agreements or instruments executed and delivered pursuant hereto or thereto on such date, the consummation of the transactions herein and therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof conflicts with or will conflict with, or results or will result in any breach of, or constitutes a default under, its constating documents or by-laws or any of the provisions of any agreements or instruments to which the Indenture Trustee is a party or by which it or any of its property and assets are bound.

     (e) Residency. The Indenture Trustee is not a non-resident of Canada within the meaning of the Income Tax Act (Canada).

Section 6.3       Survival of Representations and Warranties.

     The representations and warranties of the Trust and the Indenture Trustee in sections 6.1 and 6.2 shall survive the execution of this Indenture.

                                   ARTICLE 7
                                EVENTS OF DEFAULT

Section 7.1       Related Event of Default

     A Related Event of Default means, with respect to the Debt Obligations of any Series, (i) the happening of any event specified as an "Event of Default" in the Related Series Supplement; and (ii) subject to the terms of the Related Series Supplement, the happening of any one of the following events, each of which shall constitute an "Event of Default":

     (a) Default in Payment of Interest. Default in the payment of interest on any Debt Obligation of such Series when the same becomes due and payable in accordance with the terms and provisions of the Related Series Supplement;

     (b) Default in Payment of Principal. Default in the payment of principal of any Debt Obligation of such Series when the same becomes due and payable in accordance with the terms and provisions of the Related Series Supplement;

     (c) Covenant Default. Default in the observance or performance of any covenant or agreement of the Trust made in this Indenture or the Related Series Supplement with respect to such Series (other than a covenant or agreement a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Trust with respect to such Series made in this Indenture, the Related Series Supplement or in any certificate or other writing delivered pursuant thereto or in connection therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Trust

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                                     - 43 -

          by the Indenture Trustee or to the Trust and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Debt Obligations of the affected Series, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

     (d)  Insolvency. An Insolvency Event shall occur with respect to the Trust.

The Trust shall deliver to the Indenture Trustee, within five days after the Trust or the Administrator obtains actual knowledge thereof, written notice in the form of a Certificate of the Trust of any Related Default or Related Event of Default under clause (c), its status and what action the Trust is taking or proposes to take with respect thereto.

Section 7.2       Acceleration Of Maturity; Rescission And Annulment

(1) Subject to the terms of the Related Series Supplement for any Series, if a Related Event of Default for any Series should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Debt Obligations of such Series representing not less than 66 2/3% of the Outstanding Amount of such Series may declare all the Debt Obligations of such Series to be immediately due and payable, by a notice in writing to the Trust (and to the Indenture Trustee if given by Debtholders), and upon any such declaration the Outstanding Amount, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

(2) At any time after such declaration of or other acceleration of maturity of a Series has been made and before a judgement or order for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this
     Article 7 provided, the Holders of Debt Obligations of the Series representing not less than 66 2/3% of the Outstanding Amount of the Series may, by written notice to the Trust and the Indenture Trustee or Extraordinary Resolution, rescind and annul such declaration or other acceleration and its consequences if:

     (a) the Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay:

          (i) all payments of principal of and interest on all Debt Obligations of the affected Series and all other amounts that would then be due hereunder or upon such Debt Obligations if the Event of Default giving rise to such acceleration had not occurred;

          (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

          (iii) all amounts due and payable to the other Related Specified Creditors; and

     (b) all Related Events of Default, other than the non-payment of the principal of the Debt Obligations that have become due solely by such acceleration, have been cured or waived.

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                                     - 44 -

     No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                                   ARTICLE 8
                            REMEDIES AND ENFORCEMENT

Section 8.1 Collection Of Indebtedness And Suits For Enforcement By Indenture Trustee

(1) The Trust covenants that if a Related Event of Default for any Series described in Section 7.1(a) or (b) occurs, the Trust will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of Debt Obligations of such Series, the whole amount then due and payable on such Debt Obligations for principal and interest, with interest upon the overdue principal and interest at the applicable interest rate, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel (less any taxes required to be deducted pursuant to applicable laws).

(2) In case the Trust shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgement, and may enforce the same against the Trust or other obligor upon such Debt Obligations and collect in the manner provided by law out of the Related Collateral or any other obligor upon such Debt Obligations, wherever situated, the moneys adjudged or ordered to be payable.

(3) In case any Related Event of Default for any Series occurs and is continuing, the Indenture Trustee may, as more particularly provided in
     Section 8.4, in its discretion, proceed to protect and enforce its rights and the rights of the Related Debtholders and other Related Specified Creditors, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(4) In case there shall be pending, relative to the Trust or any other obligor upon the Related Obligations for any Series or any Person having or claiming an ownership interest in the Related Collateral, Proceedings under any applicable bankruptcy, insolvency or other similar law, or in case a receiver, assignee, trustee in bankruptcy, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Trust or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Trust or other obligor upon such Related Obligations, or to the creditors or property of the Trust or such other obligor, the Indenture Trustee, irrespective of whether the principal of any affected Obligations shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

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                                     - 45 -

     (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Related Obligations and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Related Specified Creditors allowed in such Proceedings;

     (b) unless prohibited by applicable law or regulations, to vote on behalf of the Specified Creditors for any affected Series in any election of a trustee, a monitor, an interim trustee or any Person performing similar functions in any such Proceedings;

     (c) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the affected Debtholders and other Related Specified Creditors and of the Indenture Trustee on their behalf; and

     (d) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Related Specified Creditors allowed in any judicial Proceedings relative to the Trust, its creditors and its property;

     and any trustee, receiver, liquidator, assignee, custodian, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Related Specified Creditors to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Related Specified Creditors, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

(5) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Related Specified Creditor any plan of reorganization, arrangement, adjustment or composition affecting the Related Obligations or the rights of any Related Specified Creditor or to authorize the Indenture Trustee to vote in respect of the claim of any Related Specified Creditor in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(6) All rights of action and of asserting claims under this Indenture and any Related Series Supplement, or under any of the Related Obligations, may be enforced by the Indenture Trustee without the possession of any of the Related Obligations or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name and as trustee of an

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                                     - 46 -

     express trust, and any recovery of judgement, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the rateable benefit of the Holders of the Related Obligations.

(7) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all Related Specified Creditors, and it shall not be necessary to make any Related Specified Creditor a party to any such Proceedings.

Section 8.2       Remedies; Priorities

(1) If a Related Event of Default for any Series of Debt Obligations shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 8.4):

     (a) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Related Obligations or under this Indenture and the Related Series Supplement with respect thereto, whether by declaration or otherwise, enforce any judgement obtained, and collect from the Trust and any other obligor upon such Obligations moneys adjudged due;

     (b) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Related Collateral;

     (c) exercise any remedies of a secured party under the PPSA and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Specified Creditors of such Series; and

     (d) sell the Related Collateral, or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

     provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Related Collateral for any Series following a Related Event of Default, other than a Related Event of Default described in Section 7.1(a) or (b), unless: (A) all the Debtholders consent thereto, (B) the proceeds of such sale or liquidation distributable to the Debtholders of such Series and the other Related Specified Creditors (other than the Related Sellers) will be sufficient to discharge in full all amounts then due and unpaid upon the Related Obligations or (C) the Indenture Trustee determines that the Related Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Related Obligations as they would have become due if the Related Obligations had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of 66-2/3% of the Outstanding Amount of such Series. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Related Collateral for such purpose.

(2)  If the Indenture Trustee collects any money or property pursuant to this
     Article 8 in respect of any Series or the Related Collateral, it shall pay out such money or property in accordance with the Related Series Supplement.

Section 8.3       Performance And Enforcement Of Certain Obligations

(1) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Trust shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by a Seller or a Servicer, as applicable, of its obligations to the Trust under or in connection with any applicable Asset Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Trust under or in connection with such Asset Purchase Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the affected Asset Purchase Agreement.

(2) If a Related Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing) of the Holders of not less than 66-2/3% of the Outstanding Amount of the affected Debt Obligations shall, exercise all rights, remedies, powers, privileges and claims of the Trust against the Related Seller or the Related Servicer under or in connection with the Related Asset Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Related Seller or the Related Servicer of each of their obligations to the Trust thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Related Asset Purchase Agreement, and any right of the Trust to take such action shall be suspended.

Section 8.4       Optional Preservation Of The Receivables

If the Debt Obligations of any Series have been declared to be due and payable under Section 7.2 following a Related Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to permit the Trust to maintain possession of the Related Collateral. It is the desire of the parties hereto and the Debtholders of each Series that there be at all times sufficient funds for the payment of principal of and interest on the Related Debt Obligations, and the Indenture Trustee shall take such desire into account when determining whether or not to permit the Trust to maintain possession of the Related Collateral. In determining whether to permit the Trust to maintain possession of the Related Collateral for any Series, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of such Related Collateral for such purpose.

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                                     - 48 -

Section 8.5       Application of Moneys.

     Subject to the provisions of any Related Series Supplement, upon the occurrence and during the continuance of a Related Event of Default, the Indenture Trustee shall transfer all moneys standing in the Related Series Accounts in accordance with the provisions of the Related Series Supplement. The Indenture Trustee shall have sole access to such accounts and shall apply the moneys therein for the benefit of the Related Specified Creditors as provided in the Related Series Supplement. Notwithstanding the foregoing, all moneys received on account of Related Purchased Interests which have been assigned to or are due and payable to a Related Funding Provider pursuant to a Related Funding Agreement, a Related Credit Provider pursuant to a Related Credit Agreement or any Seller or Servicer under a Related Asset Purchase Agreement or Servicing Agreement shall be remitted by the Trust or the Indenture Trustee to the Related Funding Provider, Related Credit Provider, Seller or Servicer entitled thereto.

Section 8.6       Trust Moneys.

     All moneys held by the Indenture Trustee pursuant to the provisions of this Indenture and any Series Supplement shall, subject to any provision herein to the contrary, be held by the Indenture Trustee as part of the Collateral as security for the Related Specified Creditors as herein provided. Any moneys held by the Indenture Trustee under the trusts of this Indenture shall be placed by the Indenture Trustee in Eligible Investments. Upon receipt of (i) a Certificate of the Trust stating that no Related Event of Default has occurred and is continuing; and (ii) an Trust Order for payment to the Trust, the Indenture Trustee shall pay or cause to be paid all interest earned on moneys so deposited to the Trust.

Section 8.7       Unconditional Rights Of Debtholders To Receive Principal And
                  Interest

Notwithstanding any other provisions in this Indenture, the Holder of any Debt Obligation shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, (less any taxes required to be deducted pursuant to applicable laws) on such Debt Obligation on or after the respective due dates thereof expressed in such Debt Obligation or in this Indenture and the Related Series Supplement (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 8.8       Restoration Of Rights And Remedies

If the Indenture Trustee or any Debtholder has instituted any Proceeding to enforce any right or remedy under this Indenture and any Related Series Supplement and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Debtholder, then and in every such case the Trust, the Indenture Trustee and the Debtholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Debtholders shall continue as though no such Proceeding had been instituted.

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                                     - 49 -

Section 8.9       Delay Or Omission Not A Waiver

No delay or omission of the Indenture Trustee or any Specified Creditor to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Specified Creditors may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Specified Creditors, as the case may be.

Section 8.10      Control By Debtholders

Subject to Section 11.2(8), the Holders of not less than 66 2/3% of the Outstanding Amount of the Debt Obligations of any Series shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Debt Obligations of such Series or exercising any trust or power conferred on the Indenture Trustee with respect to the Related Collateral; provided, that:

     (a) such direction shall not be in conflict with any rule of law or with this Indenture or the Related Series Supplement;

     (b) subject to the express terms of Section 8.2, any direction to the Indenture Trustee to sell or liquidate the Related Collateral shall be by all the Debtholders of such Series;

     (c) if the conditions set forth in Section 8.4 have been satisfied and the Indenture Trustee elects to retain the Related Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Debt Obligations representing less than 100% of the Outstanding Amount of such Debt Obligations to sell or liquidate the Related Collateral shall be of no force and effect; and

     (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

     provided, however, that, subject to Section 11.2, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholder(s) not consenting to such action.

Section 8.11      Notice of Related Event of Default.

If a Default occurs and is continuing and is known to an Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Debtholder notice of the Default within 90 days after it occurs.

Section 8.12      Purchase by Specified Creditors.

     Any one or more of the Specified Creditors or any agent or representative thereof may become purchasers at any sale of any Collateral whether made under the power of sale herein contained or pursuant to judicial proceedings.

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                                     - 50 -

Section 8.13      Protection of Persons Dealing with Indenture Trustee.

     No Person dealing with the Indenture Trustee or its agents will be obliged to inquire as to whether any of the security hereby constituted has become enforceable, or whether the powers which the Indenture Trustee is purporting to exercise have become exercisable, or whether any money remains due upon such security hereby constituted or the Obligations, or as to the necessity or expediency of the stipulations and conditions subject to which any sale is made, or otherwise as to the propriety or regularity of any sale or of any other dealing by the Indenture Trustee with any of the Collateral, or to see to the application of any money paid to the Indenture Trustee; and in the absence of fraud on the part of the Person, the dealing will be deemed, so far as regards the safety and protection of the Person, to be within the powers hereby conferred and to be valid and effectual accordingly.

Section 8.14      Remedies Cumulative.

     No right or remedy herein conferred upon or reserved to the Indenture Trustee, or upon or to the Specified Creditors is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and is in addition to every other right and remedy given hereunder or now existing or hereafter to exist by law, in equity or by statute.

Section 8.15      The Trust to Execute Confirmatory Deed.

     In case of any sale hereunder, whether by the Indenture Trustee or under judicial proceedings, the Trust will execute and deliver to the purchaser on demand any instrument reasonably necessary to confirm to the purchaser its title to the property so sold, and in case of any such sale, the Indenture Trustee is hereby irrevocably authorized to carry the sale into effect and to execute on its behalf and in its name any such confirmatory instrument.

Section 8.16      Indenture Trustee Appointed Attorney.

     The Trust irrevocably constitutes and appoints the Indenture Trustee and any officer or employee thereof, with full power of substitution, as its true and lawful attorney with full power and authority in the name of the Trust or in its own name, in its discretion, upon the occurrence and during the continuance of any Related Event of Default, for the purpose of carrying out the terms of this Indenture to take all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof, and without limiting the generality of the foregoing, hereby gives the Indenture Trustee the power and right on behalf of the Trust, without notice to or assent by the Trust, to the extent permitted by applicable law, to do the following:

     (a) To ask for, demand, sue for, collect and receive all and any moneys due or becoming due with respect to the Related Collateral;

     (b) To receive, take, endorse, assign and deliver any and all cheques, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments, documents and chattel paper taken or received by the Indenture Trustee in connection therewith and herewith; and

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                                     - 51 -

     (c) To commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to the Related Collateral.

The foregoing power of attorney shall be coupled with an interest and survive any dissolution, liquidation or winding-up of the Trust.

Section 8.17      Disclaimer of Marshalling.

     In the event that the security hereby constituted shall become enforceable and the Indenture Trustee shall have determined or become bound to enforce the same, the Trust covenants not to invoke the doctrine of marshalling or any other equitable principle for the purpose of requiring the Indenture Trustee to realize or to have realized on any particular asset forming part of the Collateral.

                                   ARTICLE 9
                               SUITS BY SPECIFIED
                         CREDITORS AND INDENTURE TRUSTEE

Section 9.1       Specified Creditors May Not Sue.

     Unless otherwise provided in the Series Supplement for any Series (but subject to Section 14.3), no Specified Creditor of or with respect to such Series will have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or any Series Supplement for payment of any part of the Obligations, for the purpose of bringing Collateral to sale, for the appointment of a receiver or trustee of any Collateral or for any other remedy hereunder, unless:

     (a) A Specified Creditor of such Series has previously given to the Indenture Trustee written notice of the happening of a continuing Related Event of Default for such Series;

     (b) the Holders of not less than 66 2/3% of the Outstanding Amount of the Debt Obligations of such Series have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

     (c) such Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

     (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

     (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of 66 2/3% of the Outstanding Amount of the Debt Obligations of the affected Series;

     it being understood and intended that no one or more Holder(s) of Obligations shall have any right in any manner whatever by virtue of, or by availing of, any provision of this

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                                     - 52 -

     Indenture or any Series Supplement to affect, disturb or prejudice the rights of any other Holder(s) of Obligations or to obtain or to seek to obtain priority or preference over any other Holder(s) of Obligations or to enforce any right under this Indenture or any Series Supplement, except in the manner herein provided. In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Debtholders, each representing less than 66 2/3% of the Outstanding Amount of the Debt Obligations, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 9.2       Indenture Trustee Not Required to Possess Notes.

     All rights of action under this Indenture may be enforced by the Indenture Trustee without the possession of any of the Debt Obligations or the production thereof at any trial or other proceedings relative thereto and any such proceeding instituted by the Indenture Trustee may be brought in its own name as trustee of an express trust. Any recovery of judgement shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and Counsel, be for the benefit of the Specified Creditors in respect of which such judgement has been recovered in the manner herein provided.

Section 9.3       Indenture Trustee May Institute All Proceedings.

     The Indenture Trustee will have the power to institute and maintain any and all suits and proceedings as it may consider necessary or expedient to enforce the security hereby constituted or to prevent any impairment of such security by any acts of the Trust or of others in contravention of this Indenture or the Programme Agreements or in violation of law, or as the Indenture Trustee may be advised by Counsel are necessary or expedient to preserve and to protect its interest and the security and interests of the Specified Creditors in respect of the Collateral or in respect of the income, earnings, rents, issues and profits therefrom. Any suit or proceedings may be instituted by the Indenture Trustee against others in the name of the Trust and the Indenture Trustee is hereby irrevocably constituted and appointed the agent of the Trust for this purpose.

ARTICLE 10
                             MEETINGS OF NOTEHOLDERS

Section 10.1      Right to Convene Meetings.

     The Indenture Trustee may at any time and from time to time and will on receipt of an Trust Order or a written request signed by the holders of not less than a majority of the Outstanding Amount of the Debt Obligations then outstanding to which such meeting relates and upon receiving sufficient funds and on being indemnified to its reasonable satisfaction by the Trust or by the Debtholders signing such order or request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Debtholders. In the event of the Indenture Trustee failing within 30 days after receipt of any such order or request and such sufficient funds and indemnity to give notice convening a meeting, the Trust or such Debtholders, as the case may be, may convene such meeting.

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                                     - 53 -

Section 10.2      Notice of Meetings.

     At least 15 days notice of any meeting will be given to (i) the Noteholders in the manner provided in Section 14.3; (ii) the other Related Specified Creditors in the manner provided in Section 14.4; and (iii) the Related Rating Agencies in the manner provided in Section 14.5, and a copy thereof will be sent by post to the Indenture Trustee, unless the meeting has been called by it, and to the Trust, unless the meeting has been called by it. Such notice will state the time when and the place where the meeting is to be held, as determined by the Indenture Trustee, and will state briefly the general nature of the business to be transacted thereat. It will not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this
Article 9. Such notice will also state that any Noteholder may be represented at any meeting of Noteholders by a proxy duly appointed by instrument in writing in accordance with the regulations made from time to time by the Indenture Trustee pursuant to Section 10.9 and that the appointment of any proxy may be revoked at any time before the commencement of the meeting to which the appointment relates. The non-receipt of any such notice by a Noteholder shall not invalidate any resolution passed at such meeting.

Section 10.3      Chairperson.

         Any individual, who need not be a Noteholder, nominated in writing by the Indenture Trustee will be chairperson of the meeting and if no person is so nominated, or if the individual so nominated is not present within 15 minutes of the time fixed for the holding of the meeting, the Noteholders present in person or by proxy will choose an individual present to be chairperson.

Section 10.4      Quorum.

         Subject to the provisions of Section 10.11, at any meeting of the Noteholders a quorum will consist of Noteholders present in person or by proxy and representing at least a majority of the Outstanding Amount of the Notes then outstanding to which such meeting relates. If a quorum of the Noteholders is not present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Noteholders or pursuant to a request of the Noteholders, will be dissolved; but in any other case the meeting will be adjourned for a period of not less than 10 days to a date determined by the Indenture Trustee at the same time and place and no notice will be required to be given in respect of such adjourned meeting. At the adjourned meeting the Noteholders present in person or by proxy representing at least 25% of the Outstanding Amount of the Notes then outstanding to which such meeting relates will constitute a quorum and may transact the business for which the meeting was originally convened.

Section 10.5      Power to Adjourn.

     The chairperson of any meeting at which a quorum of Noteholders is present may, with the consent of the holders of a majority of the principal amount of the Notes then outstanding represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

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                                     - 54 -

Section 10.6      Show of Hands.

     Every question submitted to a meeting will be decided in the first place by a majority of the votes given on a show of hands except that votes on Extraordinary Resolutions will be given in the manner provided in Section 10.7. At any such meeting, unless a poll is duly demanded as hereinafter provided, a declaration by the chairperson that a resolution had been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority will be conclusive evidence of the fact.

Section 10.7      Poll.

     On every Extraordinary Resolution, and on any other question submitted to a meeting when demanded by the chairperson or by one or more Noteholders or proxies for Noteholders holding at least 5% of the Outstanding Amount of the Notes then outstanding to which such meeting relates, a poll will be taken in such manner and either at once or after an adjournment as the chairperson directs. Questions other than Extraordinary Resolutions will, if a poll be taken, be decided by the votes of the holders of a majority in principal amount of the Notes then outstanding represented at the meeting and voting on the poll.

Section 10.8      Voting.

     To be entitled to vote at any meeting of Noteholders, a Person shall be (a) a Holder of one or more Notes, or (b) a Person appointed as proxy by an instrument in writing by the Holder of one or more such Notes. On a show of hands, every Person who is present in person or entitled to vote, whether as a Noteholder or a proxy for one or more Noteholders or both, will have one vote. On a poll, each Noteholder present in person or represented by a proxy will be entitled to one vote in respect of each $1,000 principal amount of, and in the currency of, the Notes of which he is then the holder or which he represents by proxy. A proxy need not be a Noteholder. In the case of joint registered holders of a Note, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others but in case more than one of them be present in person or by proxy, they will vote together in respect of the Notes of which they are joint registered holders.

     Except as provided in Section 10.10, only the Persons entitled to vote at a meeting of Noteholders and their legal advisors or counsel and any representatives of the Indenture Trustee and its counsel shall be entitled to be present at or speak at any meeting of Noteholders.

Section 10.9      Regulations.

     The Indenture Trustee may from time to time make reasonable regulations and may make reasonable variations to the regulations as it thinks fit with respect to:

     (a) The voting by proxy by Noteholders and the form of instrument appointing proxies and the manner in which the same will be executed and with respect to the production of the authority of any Person signing on behalf of the giver of the proxy;

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                                     - 55 -

     (b) The lodging of instruments appointing proxies at any place or places and in such custody as the Indenture Trustee directs and the time, if any, before the holding of the meeting or adjourned meeting by which the same must be deposited;

     (c) The forwarding by the custodian thereof of particulars of instruments appointing proxies by letter, cable, telegraph, facsimile or electronic messaging system before the meeting to the Trust or to the Indenture Trustee or to the chairperson of the meeting; and

     (d) The issue of voting certificates to holders of Book-Entry Notes which voting certificates shall entitle the holders named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof, in the same manner and with the same effect as though the holders so named in such voting certificates were the actual registered holders of Definitive Notes.

     Any regulations so made will be binding and effective and votes given in accordance therewith will be valid and will be counted. Instruments appointing proxies, the particulars of which are forwarded in accordance with the regulations, will confer the same right to vote as though the instruments themselves were produced at the meeting. Save as herein otherwise specified, the only Persons who will be recognized at any meeting of Noteholders as the holders of Notes or as entitled to vote or be present at the meeting in respect thereof will be Noteholders and holders of proxies of such Noteholders.

Section 10.10     Right to Attend; Notice

     Each of the Specified Creditors (other than Noteholders), the Trust, the Indenture Trustee and the Related Rating Agency, by their respective employees, officers and directors, and the legal advisors of such parties may attend any meeting of any Noteholders, but will not as such have a vote. The Indenture Trustee shall give the Sellers and Rating Agency notice of any Extraordinary Resolution passed at a meeting of Noteholders.

Section 10.11     Powers Exercisable by Extraordinary Resolution.

(1) Subject to Sections 10.11(2) and 10.12, the holders of Notes shall, by Extraordinary Resolution, have the power to:

     (a) Subject to Sections 11.3(2) and (3) require the Indenture Trustee to exercise or refrain from exercising any of the powers conferred upon it by this Indenture with respect to all Series;

     (b) Sanction the release of the Trust from its covenants and obligations hereunder;

     (c) Remove the Indenture Trustee from office and appoint a new Indenture Trustee;

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                                     - 56 -

     (d) Subject to the provisions of this Indenture, sanction any supplementation, amendment, modification, restatement or replacement of or waiver of or postponement of compliance with any provision of this Indenture (other than a Related Series Supplement) which shall be agreed to by the Trust and any modification, alteration, abrogation, compromise or arrangement of or in respect of the rights of the Noteholders against the Trust or against the Collateral under the provisions of this Indenture;

     (e) Assent to any compromise or arrangement by the Trust with any creditor, creditors or class or classes of creditors or the Trust other than the Noteholders and the other Specified Creditors;

     (f) Restrain any holder of any Note or any other Specified Creditor from taking or instituting any Proceeding hereunder or for the appointment of a receiver or trustee in bankruptcy or insolvency of all of the Collateral or the winding up of the Trust or for any other remedy hereunder and to direct such holder of any Note or other Obligation to waive any Related Event of Default on which any suit or proceeding is founded;

     (g) Appoint a committee with power and authority (subject to such limitations, if any, as may be prescribed in the Extraordinary Resolution) to exercise, and to direct the Indenture Trustee to exercise, on behalf of all the Noteholders, such of the powers of all the Noteholders as are exercisable by Extraordinary Resolution or other resolution as shall be included in the Extraordinary Resolution appointing the committee. The Extraordinary Resolution making such appointment may provide for payment of the expenses and disbursements of and compensation to such committee. Such committee shall consist of such number of persons as shall be prescribed in the Extraordinary Resolution appointing it and the members need not be themselves Noteholders. Every such committee may elect its chairperson and may make regulations respecting its quorum, the calling of its meeting, the filling of vacancies occurring in its number and its procedures generally. Such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by minutes signed by the number of members thereof necessary to constitute a quorum. All acts of any such committee within the authority delegated to it shall be binding upon all Noteholders. Neither the committee nor any member thereof shall be liable for any loss arising from or in connection with any action taken or omitted to be taken by them in good faith; and

     (h) Take any other action authorized by this Indenture to be taken by Extraordinary Resolution of all the Noteholders.

(2) Notwithstanding any other provision of this Indenture, (i) except as provided in the Related Series Supplement for any Series, no change whatsoever to (x) the payee of a Debt Obligation, the date of maturity of a Debt Obligation, the principal or face amount or currency of a Debt Obligation, the interest rate or discount rate, if any, applicable to a Debt Obligation, the place of payment of a Debt Obligation or the amount or timing of distributions or payments which are required to be made on a Debt Obligation; or (y) the percentage specified in the definition of "Extraordinary Resolution" in Section 10.13, may be made without the consent of the holders of each such Outstanding Debt Obligation; and (ii) no Extraordinary Resolution may be adopted (x) by the Noteholders generally or by the Noteholders of any one or more Series which would adversely or especially affect the Noteholders of any other Series without the consent of the Noteholders of such adversely or specially affected Series given in accordance with Section 10.12 and the Related Series Supplement for such adversely or specially affected Series or (y) which would be prejudicial to the rights or interests of any Specified Creditor other than a Debtholder without the express written consent of such Specified Creditor.

Section 10.12     Powers Exercisable by Extraordinary Resolution of Holders of
                  Series.

(1) Subject to the terms of the Related Series Supplement for a Series, the holders of Notes of each Series shall, in addition to any powers herein given to holders of Notes generally and to the exclusion of the holders of the Notes of all other Series, have the power, exercisable from time to time by Extraordinary Resolution, to sanction and agree to any supplementation, amendment, modification, restatement or replacement of or waiver of or postponement of compliance with any of the provisions of the Notes of such Series, the Related Series Supplement or this Indenture affecting such Notes solely or otherwise in a manner or to an extent differing from that in or to which it affects the rights of the holders of Notes of any other Series, provided such supplementation, amendment, modification, restatement, replacement, waiver or postponement does not, in the opinion of the Indenture Trustee (as to which the opinion of the Indenture Trustee, relying on the advice of Counsel, in the absence of fraud or bad faith, shall be binding on all Noteholders and all other Persons for the purposes hereof), adversely affect any Notes of any other Series.

(2) If any business to be transacted at a meeting of Noteholders, or any action to be taken or power to be exercised by instrument in writing under Section
     10.18 affects the rights of the holders of Notes of one or more Series in the manner described in Section 10.12(1), then:

     (a) Reference to such fact, indicating each Series so affected, shall be made in the notice of such meeting and the meeting shall be and is herein called a "serial meeting"; and

     (b) The holders of Notes of a Series so affected shall not be bound by an action taken or power exercised at a meeting of Noteholders generally, or at a serial meeting or by instrument in writing under Section 10.18 unless, in addition to compliance with the other provisions of this
          Article 10, such action is taken or power exercised by resolution of the Noteholders of such Series as follows:

          (i)    At such serial meeting:

                 (A) There is present a quorum consisting of two or more persons holding either personally or as proxies not less than 25% of the Outstanding Amount of the Notes of such Series (subject to the provisions of this Article as to adjourned meetings); and

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                                     - 58 -

                 (B) The resolution is passed upon the affirmative vote of the holders of not less than a majority of the votes, or, in the case of an Extraordinary Resolution, upon a poll by the affirmative vote of not less than 66 2/3% of the votes, given upon such poll or resolution; or

          (ii) By a written instrument signed in one or more counterparts by the holders of not less than 66 2/3% of the Outstanding Amount of the Notes of such Series.

(3) If in the opinion of the Indenture Trustee, relying upon the advice of Counsel, any business to be transacted at any meeting, or any action to be taken or power to be exercised by instrument in writing under Section 10.18, does not affect the rights of the holders of Notes of one or more Series, the provisions of this Article 10 shall apply as if the Notes of such Series were not outstanding and no notice of any such meeting need be given to the holders of Notes of such Series. For greater certainty but without limiting the generality of the foregoing;

     (a) A proposal to modify or terminate any covenant or agreement which by its terms is effective only so long as Notes of a Series are outstanding shall be deemed not to adversely affect the rights of the holders of Notes of any other Series; and

     (b) The holders of Notes of any Series not adversely affected by any proposal to be submitted to a serial meeting in accordance with
          Section 10.12(2) shall not have the right to attend at such serial meeting or to vote on or otherwise approve or reject such proposal.

Section 10.13     Meaning of "Extraordinary Resolution".

     "Extraordinary Resolution", wheresoever used herein, subject as hereinafter in this Article 10 provided, means a resolution proposed to be passed as an Extraordinary Resolution at a meeting of Noteholders duly convened for the purpose and held in accordance with the provisions of this Article 10 at which the holders of at least 25% of the Outstanding Amount of the applicable Notes then outstanding to which such meeting relates are present in person or by proxy and passed by the favourable votes of the holders of not less than 66 2/3% of the Outstanding Amount of such Notes represented at the meeting and voted on a poll upon such resolution. If, at any such meeting, the holders of 25% of the Outstanding Amount of such Notes then outstanding to which such meeting relates are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by or on the requisition of Noteholders, will be dissolved; but in any other case will stand adjourned to such date, being not less than 15 nor more than 60 days later and to such place and time as may be appointed by the chairperson. Not less than 10 days notice will be given of the time and place of such adjourned meeting, in the manner provided in Section 14.3. Such notice will state that at the adjourned meeting, the Noteholders present in person or by proxy will constitute a quorum but it will not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting, the Noteholders present in person or by proxy will constitute a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote

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                                     - 59 -

as provided in this Section 10.13 will be an Extraordinary Resolution within the meaning of this Indenture notwithstanding that the holders of 25% of the Outstanding Amount of the Notes then outstanding to which such meeting relates are not present in person or by proxy at such adjourned meeting. Votes on an Extraordinary Resolution will always be given on a poll and no demand for a poll on an Extraordinary Resolution will be necessary. The Trust shall give notice to the Related Rating Agency, the Related Credit Providers, the Related Funding Providers and the Related Sellers of any resolution passed as an Extraordinary Resolution.

Section 10.14     Class Meetings

(1) Subject to the Related Series Supplement for a Series, if any business to be transacted at a meeting or any action to be taken or power to be exercised by an instrument in writing under Section 10.18, specially affects the rights relating to a Class of Notes of a Series in a manner or to an extent substantially differing from the manner in or to the extent where it affects the rights relating to another Class of Notes of such Series (as to which the opinion of the Indenture Trustee relying on the advice of Counsel shall be binding on all Noteholders and all other Persons for all purposes hereof) then:

     (a) reference to such fact, indicating the Class of Notes so specially affected, shall be made in the notice of such meeting and the meeting shall be and is hereby called a "Class Meeting"; and

     (b) the holders of the Class of Notes so specially affected, shall not be bound by any action taken or power exercised at a meeting or by an instrument in writing under Section 10.18, unless in addition to compliance with the other provisions of this Article 10, such action is taken or power exercised by resolution of the holders of such Class of Notes as follows:

          (i)    at such Class meeting:

                 (A) there is present a quorum consisting of two or more persons holding either personally or as proxies not less than twenty-five percent (25%) of the Outstanding Amount of the Notes of such Class so specially affected (subject to the provisions of this Article as to adjourn meetings); and

                 (B)  the resolution is by Extraordinary Resolution; or

          (ii) by a written instrument signed in one or more counterparts by the holders of not less than 66-2/3% of the Outstanding Amount then outstanding of the Notes of such Class.

Section 10.15     Limitation.

For greater certainty, any power, right or remedy expressly granted under this Indenture or any Related Series Supplement to, or exercisable by, the Holders of a Series of Debt Obligations as a whole shall be deemed not to specially affect the rights relating to a Class of Debt Obligations of

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                                     - 60 -

such Series in a manner or to an extent substantially differing from the manner in or to the extent where it affects the rights relating to another Class of Notes of such Series.

Section 10.16     Powers Cumulative.

     It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Noteholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time will not be deemed to exhaust the rights of the Noteholders to exercise the same or any other power or combination of powers thereafter from time to time.

Section 10.17     Minutes.

     Minutes of all resolutions and proceedings at every meeting as aforesaid will be made and duly entered in books to be provided for that purpose by the Indenture Trustee at the expense of the Trust and any such minutes as aforesaid, if signed by the chairperson of the meeting at which such resolutions were passed or proceedings taken, or by the chairperson of the next succeeding meeting of Noteholders to which such meeting relates, will be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, with respect to the proceedings of which minutes have been made, will be determined to have been duly held and convened, and all resolutions passed thereat or proceedings taken thereat to have been duly passed and taken.

Section 10.18     Instruments in Writing.

     All actions which may be taken and all powers that may be exercised by the Noteholders at a meeting held as hereinbefore in this Article 10 provided may also be taken and exercised by the holders of not less than 50% or, in the case of powers exercisable by Extraordinary Resolution, not less than 66 2/3% of the principal amount of Notes or Series or Class of Notes, as the case may be, then outstanding, by an instrument in writing signed in one or more counterparts and, in the former case, the expression `resolution', and in the latter case, the expression "Extraordinary Resolution", when used in this Indenture will include an instrument so signed.

Section 10.19     Binding Effect of Resolutions.

     Subject to Sections 10.12 and 10.14, every resolution and every Extraordinary Resolution passed in accordance with the provisions of this
Article 10 at a meeting of Debtholders will be binding upon all the Debtholders, whether present at or absent from such meeting, and every instrument in writing signed by Debtholders in accordance with Section 10.18 will be binding upon all the Debtholders whether signatories thereto or not, and each and every Debtholder and the Indenture Trustee (subject to the provisions for its indemnity contained in Section 11.3(2)) will be bound to give effect accordingly to every such resolution, Extraordinary Resolution and instrument in writing.

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                                     - 61 -

Section 10.20     Rights of Funding Providers.

     Where pursuant to a Liquidity Loan Agreement, any Funding Provider has an outstanding Loan of any Series or Class, such Funding Provider shall be considered a Noteholder for the purposes of Articles 7, 9 and 10 and for the purposes of the definition of "Extraordinary Resolution" and shall be entitled to notice of, to participate in and to vote at meetings of Noteholders as if such Funding Provider were the holder of a Note of the same Series or Class, and for all such purposes the amount owing to such Funding Provider under such Note shall be deemed to be the Outstanding Amount of such Loan.

                                   ARTICLE 11
                              THE INDENTURE TRUSTEE

Section 11.1      Trust Indenture Legislation.

(1) In this Article 11, the term "applicable legislation" means the provisions, if any, of the Trust and Loan Companies Act (Canada) and any other statute of Canada or a province thereof, and of regulations under any such statute, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of entities issuing debt obligations under trust indentures, to the extent that in the opinion of counsel to the Trust such provisions are at the time in force and applicable to this Indenture.

(2) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of applicable legislation, such mandatory requirement shall prevail.

(3) The Trust and the Indenture Trustee agree that each will at all times in relation to this Trust Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of applicable legislation.

Section 11.2      Rights and Duties of Indenture Trustee.

(1) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Indenture Trustee will act honestly and in good faith with a view to the best interests of the Specified Creditors as a whole and exercise that degree of care, diligence and skill that a reasonable prudent trustee would exercise in comparable circumstances.

(2) If a Related Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Related Series Supplement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

(3) The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Related Series Supplement and no implied covenants or obligations shall be read into this Indenture or the Related Series Supplement against the Indenture Trustee; and in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the

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                                     - 62 -

     correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; PROVIDED, HOWEVER, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

(4) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

     (a)  this Section (4) does not limit the effect of Section (3);

     (b) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

     (c) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the Indenture;

     (d) the Indenture Trustee shall not be charged with knowledge of an Event of Default or Servicer Termination Event unless a Responsible Officer obtains actual knowledge of such event or the Indenture Trustee receives written notice of such event from the Seller, Servicer or Debtholders owning Debt Obligations aggregating not less than 10% of the Outstanding Amount of the Debt Obligations; and

     (e) the Indenture Trustee shall have no duty to monitor the performance of the Trust, the Trustee, any Seller or any Servicer, nor shall it have any liability in connection with malfeasance or nonfeasance by the Trust, the Trustee, any Seller or any Servicer. The Indenture Trustee shall have no liability in connection with compliance of the Trust, the Trustee, any Seller or any Servicer with statutory or regulatory requirements related to the Purchased Interests. The Indenture Trustee shall not make or be deemed to have made any representations or warranties with respect to the Purchased Interests or the validity or sufficiency of any assignment of the Purchased Interests or the other Collateral to the Indenture Trustee.

(5) Every provision of this Indenture or any Series Supplement that in any way relates to the Indenture Trustee is subject to Sections 11.2 (2), (3), (4) and (8).

(6) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Trust.

(7) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law, this Indenture, any Series Supplement or any Related Asset Purchase Agreement.

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                                     - 63 -

(8) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against any loss, liability or expense is not reasonably assured to it.

(9) Nothing contained herein shall be construed to relieve the Indenture Trustee from liability in respect of anything done, omitted to be done or permitted to be done by the Indenture Trustee arising from or in connection with the dishonesty, bad faith, wilful misconduct, gross negligence or reckless disregard of any duty or the failure to comply with the standard of care referred to in Section 11.2(1) by the Indenture Trustee, its officers, employees or agents.

(10) Every provision of this Indenture that by its terms relieves the Indenture Trustee of liability or entitles it to rely upon any evidence submitted to it, is subject to the provisions of applicable legislation and of Sections 11.2, 11.3 and 11.4.

Section 11.3      Conditions Precedent to Indenture Trustee's Obligation to Act.

(1) The Indenture Trustee shall not be bound to give any notice or do or take any act, action or proceeding pursuant hereto unless and until it shall have been required so to do under the terms hereof. The Indenture Trustee shall not be required to take notice of any Related Event of Default or Related Servicer Termination Event, other than in payment of any moneys required by any provision hereof to be paid to it, unless and until notified in writing of such Related Event of Default or Related Servicer Termination Event, which notice shall distinctly specify the Related Event of Default or Related Servicer Termination Event desired to be brought to the attention of the Indenture Trustee and, in the absence of any such notice, the Indenture Trustee may for all purposes of this Indenture conclusively assume that the Trust is not in default hereunder and that no Related Event of Default or Related Servicer Termination Event has occurred.

(2) The Indenture Trustee will not be bound to do, observe or perform or see to the observance or performance by the Trust of any of the obligations herein imposed upon the Trust or of the covenants on the part of the Trust herein contained, nor to take any steps to enforce the security hereof, nor in any way to supervise or interfere with any of the activities of the Trust, unless and until the Related Obligations have become due and payable pursuant to Section 7.2 and then only after it has been indemnified and provided with sufficient funds, in each case, to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

(3) The Indenture Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Noteholders at whose instance it is acting to deposit with the Indenture Trustee the Notes held by them, for which Notes the Indenture Trustee shall issue receipts.

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                                     - 64 -

Section 11.4      Experts, Advisors and Agents.

(1) The Indenture Trustee may, in the exercise of all or any of the trusts, powers and discretions vested in it hereunder act by its officers, employees or agents. The Indenture Trustee may delegate to any Person the performance of any of the trusts and powers vested in it by this Indenture, and any delegation may be made upon terms and conditions and subject to regulations as the Indenture Trustee may think to be in the interest of the Specified Creditors as a whole.

(2) The Indenture Trustee may rely and act upon any statement, report or opinion prepared by or any advice received from the Administrator or from the auditors, counsel or other professional advisors of the Indenture Trustee or the Administrator and shall not be responsible or liable for any loss or damage resulting from so relying or acting if the Indenture Trustee acted in good faith in relying upon the advice received. The Indenture Trustee is entitled to rely and act upon the genuineness and authenticity of any writing submitted to it by any Person, not only as to its due execution and validity and the effectiveness of its provisions but also as to the truth and acceptability of any information therein contained which it in good faith believes to be genuine.

(3) The Indenture Trustee may, but is not required to, employ or consult any agents or other assistants (including, without limitation, counsel, accountants, appraisers, other experts, agencies and advisors) as it may reasonably require for the proper determination and discharge of its duties hereunder or any agreement entered into in connection herewith (including, without limitation, the Collateral sharing arrangements provided in Article 3 of this Indenture), and will not be responsible for any negligence or misconduct on the part of any agents or other assistants or for any liability incurred by any Person as a result of not appointing such agents or other assistants, provided that it has acted in accordance with section 11.2(1) and may pay reasonable remuneration for all services performed for it in the discharge of the trust hereof without taxation of costs or fees of any counsel, and the Indenture Trustee will be entitled to receive reasonable remuneration for all services performed by it in the discharge of the trust hereof and compensation for all disbursements, costs, liabilities and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the trust hereof. All such remuneration, disbursements, costs, liabilities and expenses and all remuneration and expenses incidental to the preparation, execution and recording of this Indenture, any Related Series Supplement or any instrument ancillary or supplemental hereto or to the creation of the Notes, whether done by or owing to the Indenture Trustee or done or incurred at the request of the Indenture Trustee or the Trust, will bear interest at a commercially reasonable rate per annum equal to the then current rate of interest charged by the Indenture Trustee from time to time to its corporate customers, from the date of the same being incurred or expended or the date of invoice in the case of the Indenture Trustee's remuneration until the date of reimbursement and will (together with such interest) be paid by the Trust upon demand and will until paid form part of the Obligations entitled to the security hereby constituted and will be payable out of any funds coming into the possession of the Indenture Trustee.

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                                     - 65 -

(4) Wherever by this Indenture, the Indenture Trustee is authorized to employ or consult counsel or to pay costs secured by the security constituted hereby, the costs need not be taxed until the Indenture Trustee deems it necessary to tax the same but may be agreed to by the Indenture Trustee and paid as a lump sum. No costs paid by the Indenture Trustee pursuant to this
     Section 11.4(4) in good faith will be disallowed in the taking of any accounts by reason only of the fact that the costs are greater than they might have been if taxed, or by reason of their not being taxed, but the costs so paid by the Indenture Trustee will, if not improperly incurred by it, be allowed and paid to the Indenture Trustee and will until paid form part of the Obligations entitled to the security hereby constituted and will be payable out of any funds coming into the possession of the Indenture Trustee. Any counsel employed or consulted by the Indenture Trustee may be, but need not be, counsel for the Trust.

Section 11.5      Certificates of the Trust and Trust Orders.

(1) The Trust will furnish on a basis no more frequently than monthly but not less frequently than annually to the Indenture Trustee (i) evidence of compliance with respect to the satisfaction and discharge of this Indenture; and (ii) evidence as to the balance outstanding of the Obligations, including, without limitation, the particulars and amounts of any Debt Obligations outstanding from time to time. Such evidence will consist of:

     (a) A Certificate of the Trust stating that the conditions of this Indenture with respect to the satisfaction and discharge of this Indenture have been complied with in accordance with the terms of this Indenture;

     (b) In the case of a condition of compliance which is, by the terms of this Indenture, subject to review by counsel, an opinion of counsel that such condition has been complied with in accordance with the terms of this Indenture; and

     (c) A Certificate of the Trust stating the balance outstanding of the Obligations, including, without limitation, the particulars and amounts of any Notes outstanding from time to time.

(2) The Indenture Trustee will be furnished upon demand, on a basis no more frequently than monthly but not less frequently than annually, with evidence, in the form of a Certificate of the Trust, as to compliance with any provision of this Indenture relating to any action required or permitted to be taken by the Trust under, or any obligation imposed on the Trust by, this Indenture.

(3) The evidence of compliance referred to in Sections 11.5(1) and (2) shall include a certificate by the individual in his stated capacity giving the evidence declaring that he or she has read and understands the conditions of the Indenture relating to the matter in question and declaring that he or she has made such examinations or investigations as he or she believes necessary to enable him or her to make the statements or give the opinions contained or expressed therein.

(4) Except where some other mode of proof is required by this Indenture or any Series Supplement, the Indenture Trustee will be at liberty to accept a Certificate of the Trust (i)

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                                     - 66 -

     as to any statement of facts as conclusive evidence of the truth of the statement; (ii) as to any particular act or transaction or step or thing which, in the opinion of the individual or officer so certifying, is expedient, as sufficient evidence that the act, transaction, step or thing is expedient; and (iii) as to any expenditure made or indebtedness incurred by the Trust or any successor trustee of the Trust as sufficient evidence that the expenditure or indebtedness was made or incurred for the purpose set forth in the Certificate of the Trust, and, in each case, the Indenture Trustee will be in no way bound to call for further evidence or be responsible for any loss that may be occasioned by its failing to do so. However, the Indenture Trustee may cause to be made any independent investigations as it may reasonably require and the expense thereof (together with interest at a rate per annum equal to the rate designated by the Indenture Trustee as the then current rate charged by the Indenture Trustee to its corporate customers from the date of the Indenture Trustee's expenditure to the date of its reimbursement) will form part of the Series Expenses for the Series in respect of which such expenses were incurred, will be paid by the Trust upon demand from the Related Collateral and will, until paid by the Trust, form part of the Obligations entitled to the security hereby constituted. If, as a result of any independent investigation, the Indenture Trustee is not satisfied as to any matter or thing set forth in the Certificate of the Trust, the Indenture Trustee may refuse to act thereon.

(5) Wherever applicable legislation requires that evidence be in the form of a statutory declaration, the Indenture Trustee may accept such statutory declaration in lieu of a Certificate of the Trust.

(6) The Indenture Trustee will not be bound to act in accordance with any order, direction or request of the Trust or the Administrator until an Trust Order has been delivered to the Indenture Trustee, and the Indenture Trustee will be fully empowered to act and will be fully protected from all liability in acting upon any instruments purporting to be Trust Orders and believed by the Indenture Trustee to be genuine.

(7) The regularity and validity of all acts, consents, requests and directions of the Trust will, for the protection of the Indenture Trustee, be deemed conclusively proved by a Certificate of the Trust or an Trust Order, as the case may be.

Section 11.6      Instruments Held By Indenture Trustee.

     The Indenture Trustee will be at liberty to place all instruments or other securities or deeds or other documents of title comprising part of the Collateral in safekeeping with any Eligible Institution and the Indenture Trustee will not be responsible for any loss incurred in connection with any such placement. The Indenture Trustee may pay out of any funds in the possession of the Indenture Trustee all sums required to be paid on account of or in respect of any such placing.

Section 11.7      Protection of Indenture Trustee.

     By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

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                                     - 67 -

     (a) The Indenture Trustee will not be bound to give notice to any Person of the execution hereof or of the charge of this Indenture unless and until any of the security hereby constituted has become enforceable and the Indenture Trustee has determined or become obliged to enforce the same;

     (b) The Indenture Trustee will not be liable for or by reason of any failure or defect of title to or any lien, charge or encumbrance upon any of the Collateral or for or by reason of the statements or implications of fact or law contained in or arising out of anything contained in this Indenture or in the Notes or be required to verify the same, but all statements or implications will be deemed to have been made by the Trust only, and it will not be the duty of the Indenture Trustee, except as herein otherwise specifically provided, to see to the registration or filing or renewal of this Indenture, or any other indenture or writing by way of mortgage, pledge, charge, transfer or assignment of or upon any of the Collateral or any part thereof or upon any other property of the Trust or to procure any mortgage, pledge or charge or other additional instrument of further assurance or to do any other act for the continuance of the security constituted hereby or for giving notice of the existence of any of the security constituted hereby or for extending or supplementing the same, or to insure or keep insured against loss or damage by fire or otherwise any of the Collateral or any part thereof, or to keep itself informed or advised as to the payment by the Trust of any taxes or assessments or premiums of insurance or other payments which the Trust should make or to require payments to be made;

     (c) The Indenture Trustee will not be responsible for any error made or act done by it resulting from reliance upon the signature of any Person on behalf of the Trust or of any Person on whose signature the Indenture Trustee may be called upon to act or refrain from acting under this Indenture;

     (d) The Indenture Trustee will not incur any liability or responsibility whatsoever in consequence of permitting or suffering the Trust to retain or to be in possession of any part of any of the Collateral and to use and enjoy the same unless herein expressly otherwise provided; nor will the Indenture Trustee be or become responsible or liable for any destruction, deterioration, loss, injury or damage which may occur or be done by the Trust or by any other Person to any of the Collateral, or be in any way responsible for the consequence of any breach on the part of the Trust of any of the covenants herein contained or of any acts of agents of the Trust;

     (e) The Indenture Trustee may buy, sell, lend upon and deal in the Notes and generally contract and enter into financial transactions with the Administrator or the Trust or any Seller or Servicer without being liable to account for any profits made thereby;

     (f) The Indenture Trustee shall not be liable for or by reason of any statements of fact or recital in this Indenture or in the Notes or required to verify the same, but all said statements or recitals are and shall be deemed to be made by the Trust;

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                                     - 68 -

     (g) Subject to Section 11.2(9), no property or assets of the Indenture Trustee owned in its personal capacity will be subject to levy, execution or other enforcement procedure arising under this Indenture;

     (h) The Indenture Trustee shall not be responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any security deposited with it;

     (i) The Indenture Trustee shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequences of any breach on the part of the Trust of any of the covenants, representations or warranties herein contained or of any acts of the agents or servants of the Trust; and

     (j) The Trust hereby indemnifies and saves harmless the Indenture Trustee, its officers, employees and agents from and against any and all claims, demands, losses, actions, causes of action, costs, charges, expenses, damages, liabilities and obligations whatsoever, including without limitation, legal fees and disbursements on a solicitor and his own client basis and costs and expenses incurred in connection with enforcement of this indemnity or in connection with the matter in respect of which the Indenture Trustee is being indemnified, which the Indenture Trustee, its incorporator, Affiliates, shareholders, directors, officers, employees and agents may suffer or incur, whether at law or in equity, in any way caused by or arising, directly or indirectly, in respect of anything done, omitted to be done or permitted to be done by it in or about or in relation to the execution of its duties as Indenture Trustee; provided that the foregoing indemnification shall not apply in respect of any claim, demand, loss, action, cause of action, cost, charge, expense, damages, liability or obligation whatsoever arising from or in connection with the dishonesty, bad faith, wilful misconduct, negligence or reckless disregard of any duty or the failure to comply with the standard of care referred to in Sections 11.2(1) by the Indenture Trustee, its officers, employees or agents. The Trust hereby agrees that this indemnification shall survive the termination or discharge of this Indenture and the resignation or replacement of the Indenture Trustee.

Section 11.8      Resignation or Removal of Indenture Trustee; Conflict of
                  Interest

(1) The Indenture Trustee may resign its trust after giving 90 days' notice in writing to the Trust, the Administrator and the Rating Agency or such shorter notice as the Trust, the Administrator and the Rating Agency may accept as sufficient. The Indenture Trustee shall resign if a material conflict of interest arises in its role as a trustee under this Indenture that is not eliminated within 90 days after the Indenture Trustee becomes aware that it has such a material conflict of interest. Forthwith after the Indenture Trustee becomes aware that it has a material conflict of interest it shall provide the Trust with written notice of the nature of that conflict. Upon such resignation, the Indenture Trustee shall be discharged from all further duties and liabilities under this Indenture. No resignation by or removal of the Indenture Trustee shall be effective until a replacement Indenture Trustee acceptable to the Trust and the Rating Agency, acting reasonably, has been appointed and has executed a written agreement whereby such replacement Indenture Trustee agrees to assume the obligations of the Indenture Trustee hereunder. If,

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                                     - 69 -

     notwithstanding the foregoing provisions of this Section 11.8(1), the Indenture Trustee has such a material conflict of interest, the validity and enforceability of this Indenture, any Series Supplement and of the Notes issued hereunder shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Indenture Trustee contravenes the foregoing provisions of this Section 11.8(1), any interested party may apply to a Judge of the Ontario Superior Court of Justice, on such notice as such Judge may direct, for an order that the Indenture Trustee be replaced as trustee hereunder. The Indenture Trustee represents to the Trust that at the time of the execution and delivery hereof no material conflict of interest exists in the Indenture Trustee's role as a fiduciary hereunder.

(2) The Debtholders of all outstanding Series and Classes may at any time, by Extraordinary Resolution, remove the Indenture Trustee and appoint a replacement Indenture Trustee, provided that no such removal shall be effective until a replacement Indenture Trustee has accepted appointment as a replacement Indenture Trustee.

(3) In the event of the Indenture Trustee resigning or being removed or being dissolved, becoming bankrupt or insolvent, going into liquidation or otherwise becoming incapable of acting hereunder or if the Indenture Trustee shall cease to be an Eligible Institution, the Trust shall forthwith appoint a replacement Indenture Trustee which is an Eligible Institution unless such a replacement Indenture Trustee has already been appointed by the Debtholders; failing which the retiring Indenture Trustee, at the expense of the Trust, or any Specified Creditor may apply to a judge of the Ontario Superior Court of Justice, on such notice as such judge may direct, for the appointment of a replacement Indenture Trustee which is an Eligible Institution. Any replacement Indenture Trustee so appointed by the Trust or by the Court shall be subject to removal by the Debtholders. Any replacement Indenture Trustee appointed under any provision of this Section
     11.8 shall be a corporation authorized to carry on a trust business as contemplated hereby in each of the provinces of Canada.

(4) The expense of any act, document or other instrument or thing required under this Section 11.8 will be satisfied from the assets of the Trust.

(5) Subject to Section 11.8(1), any replacement Indenture Trustee shall, forthwith upon appointment, become vested with all the estates, properties, rights, powers and trusts of its predecessor in the trusts hereunder, with like effect as if originally named as Indenture Trustee herein. Nevertheless, upon the written request of the successor Indenture Trustee or of the Trust, the Indenture Trustee ceasing to act shall, upon payment of its outstanding remuneration and expenses, execute and deliver an instrument assigning and transferring to such successor Indenture Trustee, upon the trusts herein expressed, all the rights, powers and trusts of the Indenture Trustee so ceasing to act, and shall duly assign, transfer and deliver all property and money held by such Indenture Trustee to the successor Indenture Trustee so appointed in its place. Should any deed, conveyance or instrument in writing from the Trust be required by any new Indenture Trustee for more fully and certainly vesting in and confirming to it such estates, properties, rights, powers and trusts, then any and all such deeds, conveyances and instruments in writing shall, on the request

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                                     - 70 -

     of the new or successor Indenture Trustee, be made, executed, acknowledged and delivered by the Trust.

Section 11.9      Authority to Carry on Business.

     The Indenture Trustee represents to the Trust that at the date of execution and delivery by it of this Indenture it is authorized to carry on the business of a trust company in each of the provinces of Canada. If, notwithstanding the provisions of this Section 11.9, the Indenture Trustee ceases to be so authorized to carry on business, the validity and enforceability of this Indenture and the Notes issued hereunder shall not be affected in any manner whatsoever by reason only of such event but the Indenture Trustee shall, within 90 days after ceasing to be authorized to carry on a trust business as contemplated hereby in each of the provinces of Canada, either become so authorized or resign in the manner and with the effect specified in Section 11.8.

Section 11.10     Authorization for Quebec Security.

     For greater certainty and without limiting the powers of the Indenture Trustee herein and for purposes of constituting security on any of the Trust's property in the Province of Quebec as security for the due payment of all Obligations and the performance by the Trust of all of the obligations of the Trust contained herein, the Trust and the Indenture Trustee hereby acknowledge that the Indenture Trustee shall, for purposes of holding any security granted by the Trust on any of the Trust's property pursuant to the laws of the Province of Quebec, be the holder of an irrevocable power of attorney for all present and future Specified Creditors. The Indenture Trustee hereby agrees to act in such capacity for the benefit of all present and future Specified Creditors for purposes of holding any security on any of the Trust's property. The purchase of any Note by any Noteholder shall constitute ratification by such Noteholder of the power of attorney of the Indenture Trustee constituted hereunder and the incurrence of any debt by the Trust with the other Specified Creditors pursuant to the applicable Programme Agreement shall constitute such ratification by such Specified Creditor of such power of attorney constituted hereunder.

Section 11.11     Successor Indenture Trustee By Merger

If the Indenture Trustee consolidates with, amalgamates, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting successor or transferee corporation without any further act, formality or instrument shall be the successor Indenture Trustee under this Indenture and each other Programme Agreement to which the Indenture Trustee is a party; provided, that such corporation shall be otherwise qualified and eligible under Section 11.12. The Indenture Trustee shall provide the Related Rating Agencies and the Trust prior written notice of any such transaction.

In case at the time such successor(s) by amalgamation, merger, conversion, consolidation or transfer to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been certified but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so certified; and in case at that time any of the Notes shall not have been certified, any successor to the Indenture Trustee may certify such Notes either in the name of any predecessor trustee hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates of authentication shall have the full force and effect to the same extent given to the certificate of authentication of the Indenture Trustee anywhere in the Notes or in this Indenture.

Section 11.12     Eligibility; Disqualification

An Indenture Trustee must at all times (a) be a corporation organized under the laws of Canada or any province thereof, (b) be licensed, qualified or authorized to carry on business in all provinces of Canada, (c) be authorized under such laws to exercise corporate trust powers, (d) be subject to supervision or examination by federal or provincial authority, (e) either (i) have a combined capital and surplus set forth in its most recent financial statements of at least $50,000,000, (ii) be a wholly-owned direct or indirect subsidiary of a Canadian chartered bank listed in Schedule I of the Bank Act (Canada) or a U.S. banking or trust institution, (iii) have long-term unsecured debt obligations that are rated by each of the Rating Agencies in a generic rating category which denotes investment grade, or (iv) have its obligations hereunder guaranteed by a Canadian or United States entity which has long-term unsecured debt obligations that are rated by each of the Rating Agencies in a generic rating category which denotes investment grade, and (f) be a resident of Canada for purposes of the Income Tax Act (Canada).

Section 11.13     Acceptance of Trusts by Indenture Trustee.

     The Indenture Trustee hereby accepts the trusts in this Indenture declared and provided and agrees to perform the same upon the terms and conditions herein set forth.

                                   ARTICLE 12
                                  PAYING AGENTS

Section 12.1      Appointment of Paying Agents.

(1) Any Paying Agent shall be appointed by Trust Order with written notice thereof to the Indenture Trustee. Any Paying Agent appointed by the Trust shall be a Person who would be eligible to be Indenture Trustee hereunder. The Trust shall not appoint any Related Paying Agent (other than the Indenture Trustee) which is not, at the time of such appointment, a bank or trust company that (a) is incorporated under the laws of Canada or any province thereof, (b) is subject to supervision and examination by federal banking authorities and (c) has outstanding unsecured commercial paper or other short- term unsecured debt obligations that are rated by each applicable Related Rating Agency as follows: "A-1" or higher, in the case of Standard & Poor's Rating Group, "Prime-1", in the case of Moody's Investor Services Inc., and "R-1(mid)" or higher, in the case of Dominion Bond Rating Service Limited (or, in each case, its equivalent).

(2) The Trust will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

     (a) hold all sums held by it for the payment of amounts due with respect to the Notes for which it is a Paying Agent in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

     (b) give the Indenture Trustee notice of any default by the Trust (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes for which it is a Paying Agent;

     (c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

     (d) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes for which it is a Paying Agent if at any time it ceases to meet the standards required to be met by a Paying Agent; and

     (e) comply with all requirements of any applicable law with respect to the withholding from any payments made by it on any Notes for which it is a Paying Agent of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

(3) The Trust may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by an Trust Order, direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

(4) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Debt Obligation and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Trust on an Trust Order; and the Holder of such Debt Obligation shall thereafter, as an unsecured general creditor, look only to the Trust for payment thereof (but only to the extent of the amounts so paid to the Trust), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment to the Trust, shall at the expense and direction of the Trust cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of Toronto, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Trust. The Indenture Trustee shall also adopt and employ, at the expense of the Trust, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose Debt Obligations have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

(5) Each Paying Agent for a Series of Short Term Notes will exercise its powers and carry out its obligations under any applicable Paying Agency Agreement in accordance with the terms hereof and thereof, as applicable.

Section 12.2      Protection of Paying Agents.

(1) Each Paying Agent shall have all of the protections and indemnities afforded to the Indenture Trustee pursuant to Article 11 as if such Paying Agent were the Indenture Trustee.

(2) Each Paying Agent may rely upon any Trust Orders received by it from time to time.

(3) Each Paying Agent is hereby authorized and instructed to deal with the Administrator acting as agent for and in the name of the Trust on all matters relating to the Notes for which it is a Paying Agent. Such Paying Agents shall not be bound to enquire as to the authority of the Administrator in respect thereof. The Trust shall instruct the Administrator to comply with the provisions of this Indenture dealing with any action to be taken by the Administrator.

Section 12.3      Compensation of Paying Agents.

(1) In consideration of and as compensation for all services rendered by the Paying Agents pursuant to this Indenture, the Trust will pay to the Paying Agents from the assets of the Trust regular and periodic fees, the amounts of which shall be agreed upon by the Trust and the Paying Agents from time to time and in any event, not less frequently than on each anniversary date of this Agreement. All such fees shall form part of the Series Expenses for the Series in respect of which such fees are incurred.

                                   ARTICLE 13
                     SUPPLEMENTAL INDENTURES AND AMENDMENTS

Section 13.1      Supplemental Indentures.

     From time to time, the Indenture Trustee and the Trust may, in addition to any Related Series Supplements, without the consent of the Specified Creditors, make, execute, acknowledge and deliver deeds or indentures supplemental hereto or to any Related Series Supplement which thereafter will form part hereof or thereof, as applicable, for any one or more of the following purposes:

     (a) Mortgaging, pledging, assuring, confirming or transferring to, or vesting in, the Indenture Trustee, or charging in favour of the Indenture Trustee, any property, real or personal, immovable or moveable, now owned or hereafter acquired by the Trust, and providing that the same will become and be part of any Related Collateral;

     (b) Correcting or amplifying the description of any property in which security is hereby specifically granted or intended so to be;

     (c) Adding to the limitations or restrictions herein specified further limitations or restrictions thereafter to be observed upon the amount of the issue of Notes hereunder or upon the dealing with the property of the Trust, or upon the release of property forming part of the Collateral; provided that the Indenture Trustee, relying on the advice of Counsel, is of the opinion that the further limitations or restrictions will not be prejudicial to the interests of the Specified Creditors and the prior written consent of the Related Rating Agency has been obtained;

     (d) Adding to the covenants of the Trust herein contained for the protection of the Specified Creditors or providing for Related Events of Default in addition to those herein specified and the prior written consent of the Related Rating Agency has been obtained;

     (e) Making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Notes which do not affect the substance thereof and which, in the opinion of the Indenture Trustee, are expedient to make, if the Indenture Trustee, relying on the advice of Counsel, is of the opinion that the provisions and modifications will not be prejudicial to the interests of the Specified Creditors and the prior written consent of the Related Rating Agency has been obtained;

     (f) Evidencing the succession, or successive successions, of any other Person to the Trust and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture;

     (g) Providing for altering the provisions of this Indenture in respect of the exchange or transfer of Notes; and

     (h) Any other purposes considered appropriate by the Indenture Trustee, relying on the advice of Counsel and with the prior written consent of the Related Rating Agency, which are not prejudicial to the rights and interests of the Specified Creditors;

provided that the Indenture Trustee may, in its sole discretion, decline to enter into any such supplemental indentures which may not afford adequate protection to it at such time when it becomes operative.

Section 13.2      Automatic Amendment.

     Upon the Trust ceasing to be the trustee of the Trust, this Indenture will be automatically amended to delete any reference to the name of the trustee so ceasing to be the trustee of the Trust and to substitute therefor the name or names of the successor trustee or trustees as the continuing trustee or trustees of the Trust, as the case may be.

Section 13.3      Amendments to Agreements.

     The Indenture Trustee will from time to time, upon receipt of an Trust Order, consent to any proposed amendment or waiver of any provision of any one or more of the Programme Agreements to which it is a party or with respect to which the Trust is required to obtain the prior consent of the Indenture Trustee in accordance with the terms hereof, which consent is to be given without the necessity of obtaining the consent of the Specified Creditors, upon the determination by the Indenture Trustee, relying on the advice of Counsel, that such amendment or waiver or such other action is necessary or advisable in order to incorporate, reflect or comply with any legislation applicable to the parties to the Programme Agreements or that such amendment or waiver will not be prejudicial to the rights or interests of any Specified Creditor and provided that, in the event that any such amendment or waiver affects the amount or timeliness of payment to any Specified Creditor or otherwise is prejudicial to the rights and interests of any Specified Creditor, such amendment or waiver shall not be made without the consent of applicable affected Specified Creditors and the Related Rating Agency except to the extent required to incorporate, reflect or comply with any applicable legislation as referred to above. Notwithstanding the foregoing, the Indenture Trustee may decline to consent to a proposed waiver or amendment that materially adversely affects its own rights, duties or immunities under this Indenture or otherwise.

                                   ARTICLE 14
                                     NOTICES

Section 14.1      Notice to Trust.

     Any notice, document or other communication required or permitted to be given or delivered to the Trust hereunder will be in writing and will be given by delivery to the addresses indicated below or by facsimile transmission at such addresses and such notice shall, if given on a day other than a Business Day or after the normal business hours of the recipient on a Business Day, be deemed to have been given on the next Business Day:

     To   the Trust:

          CIBC Mellon Trust Company,
          as trustee of AmeriCredit Canada Automobile Receivables Funding Trust, 320 Bay Street
          P.O. Box 1 Toronto, ON M5H 4A6

          Attention: Director, Corporate Trust
          Facsimile No.: (416) 643-5570

          with a copy to the Administrator

          AmeriCredit Financial Services of Canada Inc.
          1 Robert Speck Parkway
          Suite 1420

          Mississauga, Ontario
          L4Z 3M3

          Attention:   Treasurer
          Telephone No.: (905) 804-8258
          Fascimile No:       (905) 804-8095

Section 14.2      Notice to Indenture Trustee.

     Any notice, document or other communication required or permitted to be given or delivered to the Indenture Trustee hereunder will be in writing and will be given by delivery or facsimile transmission addressed to the Indenture Trustee at: Suite 1101, 4 King Street West, Toronto, Ontario, M5H 1B6,
Attention: Senior Trust Officer, Facsimile No.: (416) 360-1711/1722. Any such notice shall, if given on any day other than a Business Day or after the normal business hours of the Indenture Trustee on a Business Day, be deemed to have been given on the next Business Day.

Section 14.3      Notice to Noteholders.

     Any notice, document or other communication required or permitted to be given or delivered hereunder to the holders of Notes in registered form will be deemed to be validly given if sent to a destination within Canada by first class mail and if sent to a destination outside of Canada by airmail, postage prepaid, in each case, addressed to the Noteholder at its post office address appearing in the Note Register. Any such notice, document or other communication required or permitted to be given hereunder to the holder of Notes in bearer form, or to all Noteholders during any postal service disruption, shall be deemed to be validly given if advertised in at least two daily newspapers of general circulation in Toronto, Ontario, one of which shall be distributed on a national basis in Canada at least once in each of two successive weeks. Every notice sent by mail will be deemed to have been given on the fifth Business Day following the mailing of the same, unless at the time or within five Business Days following the mailing of the same, postal service is disrupted in which case notice shall be effectively given only when received or in the case of advertisement, on the day following the day on which it is first advertised.

Section 14.4      Notice to Other Specified Creditors.

     Any notice, document or other communication required or permitted to be given or delivered to (i) a Funding Provider will be given in accordance with the relevant Funding Agreement; (ii) a Credit Provider will be given in accordance with the relevant Credit Agreement; (iii) the Administrator will be given in accordance with the Administration Agreement; (iv) a counterparty to an Underwriting Agreement will be given in accordance with the applicable Underwriting Agreement; (v) any Agent will be given in accordance with the relevant Agency Agreement; (vi) a Servicer will be given in accordance with the applicable Asset Purchase Agreement or Servicing Agreement; (vii) a Seller will be given in accordance with the applicable Asset Purchase Agreement; and (viii) a Swap Counterparty will be given in accordance with the applicable Hedging Contract.

Section 14.5      Notice to Rating Agency.

     Any notice, document or other communication required or permitted to be given or delivered to the Rating Agency hereunder will be in writing and will be given by delivery to the applicable addresses provided to the Trust by the Rating Agency or by facsimile transmission. Any such notice delivered on a day other than a Business Day or after normal business hours on a Business Day shall be deemed to have been given on the next Business Day.

Section 14.6      Change of Address.

     Any Person referenced above may from time to time notify any other interested Person, in accordance with the provisions hereof, of any change of address which thereafter, until changed by like notice, shall be the address of such Person for all purposes of this Indenture.

                                   ARTICLE 15
                                     GENERAL

Section 15.1      Evidence of Rights of Specified Creditors.

     Any request, direction, notice, consent or other instrument which this Indenture may require or permit to be executed by the Specified Creditors may be in any number of concurrent instruments of similar tenor and may be signed or executed by the Specified Creditors in person or by attorney duly appointed in writing. The Indenture Trustee may act and rely upon either of the following as proof of the execution of any instrument or of a writing appointing an attorney:

     (a) The certificate of a notary public or other officer, authorized to take acknowledgements of deeds to be recorded at the place where the certificate was made, to the effect that the Person signing the instrument or writing acknowledged to him the execution thereof; or

     (b)  An affidavit of a witness of the execution.

Section 15.2      Trust Obligation.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Trustee or the Indenture Trustee on the Debt Obligations or the other debts, liabilities or obligations of the Trust to the other Specified Creditors under this Indenture, any Series Supplement, any Related Programme Agreement or any certificate or other writing delivered in connection herewith or therewith, against: (i) the Indenture Trustee or the Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, officer, director, employee or agent of: (a) the Indenture Trustee or the Trustee in their individual capacities, (b) any owner of a beneficial interest in the Trustee or the Indenture Trustee or (c) of any successor or assign of the Indenture Trustee or the Trustee in their individual capacities, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Trustee have no such obligations in their individual capacities).

Section 15.3      No Petition

The Indenture Trustee, by entering into this Indenture, and each Debtholder and other Specified Creditor, by accepting or making a Debt Obligation or becoming a Specified Creditor, hereby covenants and agrees that they will not at any time institute or encourage against the Trust, or join or acquiesce in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or provincial bankruptcy, insolvency or similar law in connection with any obligations relating to the Obligations, this Indenture or any of the other Programme Agreements. The foregoing shall not limit the rights of the Indenture Trustee to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against the Trust by any Person other than the Indenture Trustee. Notwithstanding anything to the contrary contained in this Indenture, no Series Supplement or other supplemental indenture hereto may modify or amend this Section 15.3 with respect to rights of the Holders of any Debt Obligations or the rights of any other Specified Creditors.

Section 15.4      Subordination

The Indenture Trustee, by entering into this Indenture, and each Specified Creditor, by accepting or making a Debt Obligation or becoming a Specified Creditor, acknowledges and agrees that each Obligation represents indebtedness of the Trust and does not represent an interest in any assets (other than the Related Collateral for such Obligation) of the Trust (including by virtue of any deficiency claim in respect of Related Obligations not paid or otherwise satisfied from the Related Collateral for such Obligations and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent the Trust enters into other securitization transactions or issues any Series, the Indenture Trustee as well as each Related Specified Creditor acknowledges and agrees that it shall have no right, title or interest in or to any assets (or interests therein) of the Trust other than the Related Collateral for such Series and the Related Obligations. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this section, the Indenture Trustee or any Related Specified Creditor either (i) asserts an interest or claim to, or benefit from, assets of the Trust other than the Related Collateral for the Related Obligations due or owing to the Indenture Trustee or such Related Specified Creditor ("Other Assets") or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of bankruptcy or insolvency laws or otherwise, and whether deemed asserted against or through the Trust or any other Person, the Indenture Trustee and each such Related Specified Creditor further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Trust which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including bankruptcy or insolvency laws, and whether asserted against the Trust or any other Person.

Each Specified Creditor further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 15.4 and the terms of this Section
15.4 may be enforced by an action for specific performance.

Section 15.5      Limited Recourse.

The Trustee has entered into this Indenture in its capacity as trustee of the Trust. Any and all of the representations, warranties, undertakings, covenants, indemnities, agreements and other obligations made on the part of the Trustee herein are made and intended not as personal representations, warranties, undertakings, covenants, indemnities, agreements and other obligations by the Trustee or for the purpose or with the intention of binding the Trustee in its personal capacity, but are made and intended for the purpose of binding only the property and assets of the Trust or a specific portion thereof. No property or assets of the Trustee, whether owned beneficially by it in its personal capacity or otherwise (other than the Trust Fund), will be subject to levy, execution or other enforcement procedures with regard to any of the representations, warranties, undertakings, covenants, indemnities, agreements and other obligations of the Trust or the Trustee hereunder. No recourse may be had or taken, directly or indirectly against the Trustee in its personal capacity, any Beneficiary or any incorporator, Affiliate, shareholder, director, officer, representative, employee or agent of the Trustee or any predecessor or successor of the Trustee with regard to the representations, warranties, undertakings, covenants, indemnities, agreements and other obligations of the Trust or the Trustee hereunder provided, however, that nothing in this section shall relieve any of the foregoing persons from any liability which such person may otherwise have in such capacity for his/her negligence or wilful misconduct.

Section 15.6      Administrator.

     The parties hereto acknowledge that, pursuant to the Administration Agreement, the Administrator will perform certain covenants of the Trust under this Indenture and the other Programme Agreements.

Section 15.7      Execution in Counterparts.

     This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and the counterparts together shall constitute one and the same instrument.

Section 15.8      Formal Date.

     For the purposes of convenience, this Indenture may be referred to as bearing formal date of September 30, 2002 irrespective of the actual date of execution hereof.

Section 15.9      Delivery of Executed Copies.

     Each party acknowledges delivery of a fully executed copy of this Indenture.

          IN WITNESS WHEREOF the parties have executed this Indenture.

                                           AMERICREDIT CANADA AUTOMOBILE
                                           RECEIVABLES TRUST, by its Trustee,
                                           CIBC MELLON TRUST COMPANY


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           BNY TRUST COMPANY OF CANADA, as
                                           Indenture Trustee

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title: